UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a 12

Village Farms International, Inc.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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NOTICE AND PROXY STATEMENT

FOR THE

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 10, 2021

MAY 6, 2021

Village Farms International, Inc.

Notice of 2021 Annual and Special Meeting of Shareholders

NOTICE IS HEREBY GIVEN that the annual and special meeting (the “Meeting”) of shareholders of Village Farms International, Inc. (the “Company”) will be held as a virtual meeting on June 10, 2021 at 1:00 P.M. Eastern time, shareholders can register for the meeting at the following web link: https://web.lumiagm.com/406769687. The Meeting ID is 406769687 and the password is village2021. Both the Meeting ID and password are required to access the virtual meeting.

What the Meeting is About

The following items of business will be covered at the Meeting:

1.	to receive the consolidated financial statements of the Company for the fiscal year ended December 31, 2020, including the auditor’s report thereon;

2.	to elect the directors to serve until the 2022 Annual Meeting of Shareholders or until their successors are elected or appointed;

3.	to appoint PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021;

4.

to consider, and, if deemed advisable, approve an ordinary resolution, the full text of which is included as Appendix B to the accompanying proxy statement, approving all unallocated Options and Share-Based Awards under the Company’s Amended and Restated Equity Plan (as each term is defined in the accompanying proxy statement);

5.

to consider, and, if deemed advisable, approve an ordinary resolution, the full text of which is included as Appendix C to the accompanying proxy statement, approving certain amendments to the Company’s Amended and Restated Equity Plan; and

6.	to transact such other business as may be properly brought before the Meeting or any adjournment of postponement thereof.

The proxy statement accompanying this notice of meeting provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

You have the right to vote

You are entitled to receive notice of and vote at the Meeting, or any adjournment, if you are a holder of common shares of the Company at the close of business on April 23, 2021.

You have the right to vote your shares on items 2 through 5 listed above and any other items that may properly come before the Meeting or any adjournment.

We expect to mail the Notice of Meeting, Proxy Statement and the form of proxy on or around May 12, 2021.

Your vote is important

Due to the uncertain public health impact of COVID-19 and in consideration of the health and safety of our shareholders, colleagues and boarder community, this year’s meeting will be held in a virtual meeting format only. Shareholders will be able to listen to, participate in and vote at the Meeting in real time through a web-based platform.

If you are not able to be participate at the Meeting, please exercise your right to vote by signing and returning the enclosed form of proxy to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Canada, M5J 2Y1, so as to arrive not later than 1:00 p.m. (Toronto time) on June 8, 2021 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

John R. McLernon

Chairman

May 6, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2021.

Our Notice of 2021 Annual and Special Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders are available on the Company’s website at www.villagefarms.com in the Investor Relations section under Shareholder Meeting Materials.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

The information contained in this proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies to be used at the annual and special meeting (the “Meeting”) of holders (the “Shareholders”) of common shares (the “Shares”) of Village Farms International, Inc. (the “Company”, “Village Farms”, “we” or “our”) to be held on June 10, 2021 at 1:00 P.M. (Eastern time) via a live webcast online at https://web.lumiagm.com/406769687 (Meeting ID: 406769687 and password: village2021) and at all adjournments thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”). It is expected that the solicitation will be made primarily by mail but proxies may also be solicited personally or by electronic means by directors, officers, employees or agents of the Company. The solicitation of proxies by this Proxy Statement is being made by or on behalf of management of the Company. The total cost of the solicitation will be borne by Village Farms.

The information contained in this Proxy Statement is given as at May 6, 2021 except where otherwise noted. All references to “dollar” or the use of the symbol “$” are to United States dollars and use of the symbol “C$” refers to Canadian dollars, unless otherwise indicated.

QUESTIONS ABOUT THE ANNUAL AND SPECIAL MEETING AND VOTING YOUR SHARES

Why will the Meeting be completely virtual?

Due to the uncertain public health impact of COVID-19 and in consideration of the health and safety of Shareholders, colleagues and the broader community, this year’s meeting will be held in a virtual meeting format only, by way of a live webcast. Shareholders will be able to listen, participate and vote at the meeting in real time through a web-based platform instead of attending the meeting in person.

What are the date, time and place of the Meeting?

You can attend the Meeting by joining the live webcast online at https://web.lumiagm.com/406769687 which will commence at 1:00 P.M. (Eastern time) on June 10, 2021. To access the Meeting, you will need the Meeting ID (406769687) and the password (village2021). For details on how to attend and participate in the virtual Meeting, see “How do I attend and participate in the virtual meeting?” below.

Who can vote at the Meeting?

Only Shareholders as of the close of business on the record date, being April 23, 2021, are entitled to receive notice of and vote on matters to be presented at the Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement and the accompanying proxy card.

At the close of business on the record date, 81,191,181 Shares were issued and outstanding.

Each Shareholder is entitled to one vote per Share held on all matters to come before the Meeting. Common shares of Village Farms are the only securities of Village Farms which will have voting rights at the Meeting.

How do I attend and participate in the virtual Meeting?

How you vote depends on whether you are a registered or a non-registered Shareholder. Please read the voting instructions below that are applicable to you.

In order to attend the Meeting, registered Shareholders, duly appointed proxyholders (including non-registered Shareholders who have duly appointed themselves as proxyholder) and guests (including non-registered Shareholders who have not duly appointed themselves as proxyholder) must log in online as set out below.

•	Step 1: Visit https://web.lumiagm.com/406769687.

•	Step 2: Enter the Meeting ID (406769687).

•	Step 3: Enter the meeting password (village2021).

Online access will be available prior to the Meeting for you to log in. We encourage you to access the Meeting webcast prior to the start time. You should allow ample time to log in to the Meeting online and complete the check-in procedures. Shareholders wishing to vote, that have not done so previously, will be required to enter their control number that was previously provided in the voter information mailed to Shareholders.

Votes may be submitted via the online Meeting platform. When the Chair declares the poll open, a Voting icon ( ) will appear on your device and the items of business subject to Shareholder vote will appear. To vote, tap one of the voting options. Your response will be highlighted. The number of items you have voted on, or are yet to vote on, will be displayed on the top of the screen. Votes may be changed up to the time the Chair closes the poll.

You can submit questions in writing to the virtual meeting website during the Meeting by clicking on the Questions icon ( ) and then pressing the “plus” ( ) button to type a question. After typing your question, click the “Submit” ( ) button. Confirmation that your question has been received will then appear.

You must first join the Meeting as described above in “How can I attend and participate in the annual meeting?”. No questions will be taken in any other manner the day of the meeting.

What is the quorum for the Meeting?

The presence at the opening of the Meeting of two persons who are entitled to vote either as Shareholders or as proxy holders and holding or representing not less than 33 1⁄3% of the outstanding Shares entitled to vote at the Meeting as of the record date will constitute a quorum for the transaction of business at the Meeting. In general, Shares represented by a properly signed and returned proxy card, or properly voted by Internet or telephone, or voted by your broker will be counted as shares present and entitled to vote at the Meeting for purposes of determining a quorum. Shares represented by proxies marked “Abstain” and “broker non-votes” are also counted in determining whether a quorum is present.

What does it mean to vote by proxy?

Voting by proxy means that you are giving the person or people named on your proxy form (the “proxyholder”) the authority to vote your Shares for you at the Meeting or any adjournment. A proxy form is included with this Proxy Statement.

The management representatives named on the proxy form will vote your Shares for you, unless you appoint someone else to be your proxyholder. You have the right to appoint a person to represent you at the Meeting other than the persons named on the proxy form. If you appoint someone else, he or she must have a control number to participate in the virtual Meeting to vote your Shares. If you want to appoint someone else, you can insert that person’s name in the blank space provided in the form of proxy. That other person does not need to be a Shareholder of the Company. If you wish to appoint another person or company to be your proxyholder, you must complete the additional step of registering such proxyholder with Computershare at http://www.computershare.com/VillageFarms after submitting your form of proxy. Failure to register the proxyholder with Computershare will result in the proxyholder not receiving a control number to participate in the Meeting and such proxyholder would only be able to attend the Meeting as a guest.

If you are voting your Shares by proxy, please complete the enclosed form of proxy (also available online at www.investorvote.com) and return it by either of the following means:

•	by mail, courier or hand to Computershare at the following address: Computershare, 100 University Avenue, 8th Floor, Toronto, Canada, M5J 2Y1; or

•	by going online at www.investorvote.com.

Our transfer agent, Computershare Investor Services Inc. (“Computershare”), must receive your completed proxy form by 1:00 p.m. (Toronto time) on June 8, 2021 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

What’s the difference between registered and non-registered (beneficial) Shareholders?

The voting process is different depending on whether you are a registered or non-registered (beneficial) Shareholder:

Registered Shareholders

You are a registered Shareholder if your name appears on your Share certificate or in the registers of the Company maintained by Computershare. Your proxy form tells you whether you are a registered Shareholder. We mail copies of the Notice of Meeting, this Proxy Statement and the form of proxy (collectively, the “proxy materials”) directly to registered Shareholders.

Non-Registered (or Beneficial) Shareholders

You are a non-registered (or beneficial) Shareholder if your bank, trust company, securities broker or other financial institution holds your Shares for you (as your nominee). For most of you, your voting instruction form or proxy tells you whether you are a non-registered (or beneficial) Shareholder.

In accordance with Canadian securities law and SEC rules, we have distributed copies of the proxy materials and the annual report to intermediaries (such as securities brokers or financial institutions) for onward distribution to those non-registered or beneficial Shareholders to whom we have not sent the proxy materials and the annual report directly.

The intermediaries are required to forward proxy materials and the annual report to non-registered or beneficial Shareholders unless a non-registered or beneficial Shareholder has waived the right to receive them. Very often, intermediaries will use a service company (such as Broadridge Investor Communication Solutions, Inc.) to forward the proxy materials to non-registered or beneficial Shareholders.

How do I vote?

Most non-registered or beneficial Shareholders who have not waived the right to receive proxy materials will receive a voting instruction form (“VIF”). Registered Shareholders will, and some non-registered (beneficial) Shareholders may, receive a form of proxy. Shareholders should follow the procedures set out below, depending on what type of form they receive.

1.

Voting Instruction Form. If the non-registered Shareholder does not wish to attend and vote at the virtual Meeting (or have another person vote on the non-registered Shareholder’s behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form, so that the intermediary may vote on the Shareholder’s behalf.

If a non-registered Shareholder wishes to attend the virtual Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must complete, sign and return the VIF in accordance with the directions provided and a form of proxy giving the right to attend and vote will be forwarded to the non-registered Shareholder.

Or

2.

Form of Proxy. A registered Shareholder will receive a form of proxy to be completed, signed and returned in accordance with the directions on the form, if the Shareholder does not wish to attend the virtual Meeting (or have another person attend and vote on the Shareholder’s behalf).

Less frequently, a non-registered Shareholder will receive, as part of the proxy materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile or stamped signature), which is restricted as to the number of Shares beneficially owned by the non-registered Shareholder but which is otherwise uncompleted. If the non-registered Shareholder does not wish to attend the virtual Meeting (or have another person participate and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must complete the form of proxy and deposit it with Computershare, 100 University Avenue, 8th Floor, Toronto, Canada, M5J 2Y1 as described above. If a non-registered Shareholder wishes to participate and vote at the virtual Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must strike out the names of the persons named in the proxy and insert the non-registered Shareholder’s (or such other person’s) name in the blank space provided.

Shareholders should follow the instructions on the forms they receive, and non-registered Shareholders should contact their intermediaries promptly if they need assistance.

The proxy materials are being sent or made available to both registered and non-registered owners of Shares. The Company is sending proxy materials indirectly to non-objecting beneficial owners (as defined in National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)). The Company intends to pay for intermediaries to forward to objecting beneficial owners (as defined in NI 54-101) the proxy materials.

What am I voting on at the Meeting?

The following items of business will be covered at the Meeting:

•	receiving the financial statements of the Company for the fiscal year ended December 31, 2020, including the auditor’s report thereon;

•	Item No. 1—electing directors to serve until the 2022 Annual Meeting of Shareholders or until their successors are elected or appointed;

•	Item No. 2—appointing an independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021;

•

Item No. 3—passing an ordinary resolution, the full text of which is included as Appendix B to this Proxy Statement, approving all unallocated Options and Share-Based Awards under the Company’s Amended and Restated Equity Plan;

•	Item No. 4—passing an ordinary resolution, the full text of which is included as Appendix C to this Proxy Statement, approving certain amendments to the Company’s Amended and Restated Equity Plan; and

•	transacting such other business as may be properly brought before the Meeting.

As of the date of this Proxy Statement, the Board of Directors (the “Board”) is not aware of any such other business.

How does the Board recommend that I vote?

Our Board recommends that each Shareholder vote “FOR” each of the proposals listed above.

What votes may I cast with regard to each proposal?

You can choose to vote “For” or “Withhold” for Item No. 1 and 2 and “For” or “Against”, for Item No. 3 and 4. The Shares represented by the proxy form will be voted in accordance with the instructions of the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the Shares will be voted accordingly.

If you return your proxy form and do not tell us how you want to vote your Shares, your Shares will be voted “FOR” each director nominee and each proposal by the management representatives named in the proxy.

The enclosed form of proxy confers discretionary authority upon the management representatives designated in the form of proxy with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting. At the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters.

What vote is required in order to approve each proposal?

•

Item No. 1: Under our Majority Voting Policy, a director nominee who is elected in an uncontested election with a greater number of votes “Withheld” than votes “For” will be considered by the Board not to have received the support of the Shareholders, even though duly elected as a matter of corporate law. Such a nominee will be expected to provide forthwith his or her resignation to the Board, effective on acceptance by the Board. Unless exceptional circumstances apply, the Board will accept the resignation. Within ninety (90) days following the applicable meeting of the Shareholders, the Board will determine whether to accept or reject the resignation offer that has been submitted. Following the Board’s decision on the resignation, the Board will promptly disclose, via press release, its decision (including the reasons for rejecting the resignation offer, if applicable).

•

Item No. 2: The appointment of an independent registered public accounting firm requires a majority of the votes cast at the Meeting, and votes cast only include those votes cast “For” or “Withhold” the proposal.

•

Item No. 3: The approval of the unallocated Options and Share-Based Awards under Company’s Amended and Restated Equity Plan requires a majority of the votes cast at the Meeting, and votes cast only include those votes cast “For” or “Against” the proposal.

•

Item No. 4: The approval of certain amendments to the Company’s Amended and Restated Equity Plan requires a majority of the votes cast at the Meeting, and votes cast only include those votes cast “For” or “Against” the proposal.

What impact does a “Withhold” vote have?

•

Item No. 1: If you select “Withhold” with respect to the election of a nominee, your vote will have no effect on the votes cast for the purposes of electing such nominee but will be considered in the application of our Majority Voting Policy which is described above.

•	Item No. 2: If you select “Withhold”, your vote will have no effect on the votes cast for the purposes of appointing the Company’s independent registered public accounting firm.

•	Items No. 3 and 4: If you select “Against,” your vote will have the same effect as a “Withhold” vote.

What is the effect if I do not cast my vote?

If as a registered Shareholder you do not cast your vote in person or by proxy, no votes will be cast on your behalf on any of the proposals.

If you are a U.S. beneficial Shareholder with an intermediary, you must instruct your U.S. intermediary how to vote your shares. If, as a U.S. non-registered or beneficial Shareholder, you do not instruct your intermediary on how to vote on any of the proposals at the Meeting, the intermediary has discretionary authority to vote your shares on Item No. 2, but the intermediary does not have discretionary authority to vote your shares on the rest of the proposals or any non-routine item, so a “broker non-vote” will be recorded with respect to such item. Broker non-votes will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the Meeting.

How do I change my vote?

A registered Shareholder who has given a proxy may revoke that proxy and change a vote by:

(a)	completing and signing a proxy bearing a later date and depositing it with Computershare as described above;

(b)

depositing an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing at our registered office at any time before 1:00 p.m. (Toronto time) on June 8, 2021, or on the last business day before any adjournment of the Meeting at which the proxy is to be used, or

(c)	in any other manner permitted by law.

A non-registered or beneficial Shareholder may revoke a voting instruction form or a waiver of the right to receive proxy materials and to vote given to an intermediary or to the Company, as the case may be, at any time by written notice to the intermediary or the Company, except that neither an intermediary nor the Company is required to act on a revocation of a voting instruction form or on a waiver of the right to receive materials and to vote that is not received by such intermediary or the Company, at least seven days prior to the Meeting.

What does it mean if I receive more than one set of proxy materials?

This means that you own Shares that are registered under different accounts. For example, you may own some Shares directly as a registered Shareholder and other Shares as a non-registered beneficial Shareholder through an intermediary, or you may own Shares through more than one such organization. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to complete and return all proxy cards and VIFs in order to vote all of the Shares you own. Please make sure you return each proxy card or VIF in the accompanying return envelope. You may also vote by Internet, telephone, facsimile or email by following the instructions on your proxy materials.

How will proxies be solicited and who will pay the cost of the proxy solicitation?

The solicitation of proxies will be primarily by mail, but the Company’s directors, officers and regular employees may also solicit proxies personally, by telephone or other electronic means. The Company will bear all costs of the solicitation, including the printing, handling and mailing of the Meeting materials. The Company has arranged for intermediaries to forward the Meeting materials to non-registered or beneficial Shareholders of record, and the Company may reimburse the intermediaries for their reasonable fees and disbursements in that regard.

How can I make a Shareholder proposal for the 2022 Annual General Meeting?

If you want to propose a matter for consideration at our 2022 Annual General Meeting, then that proposal must be received at our registered office at 4700 - 80th Street, Delta, British Columbia, Canada, V4K 3N3 by February 5, 2022, which is the deadline for a proposal to be valid under the Canada Business Corporations Act

(the “CBCA”), which is later than the January 3, 2022 deadline for Shareholder proposals (including nominations of directors by Shareholders) to be submitted for inclusion in our proxy statement under Rule 14a-8 of the Securities Exchange Act of 1934 (United States) (the “Exchange Act”).

Certain conditions must be met in order for a Shareholder proposal to be eligible under the CBCA and to be eligible for inclusion in the proxy statement under the Exchange Act. Additionally, a Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the CBCA or a Shareholder proposal made pursuant to the CBCA provisions described above, is required to comply with Section 1.4 of the Advance Notice Bylaw. Information regarding these conditions and related procedures can be found under the heading “2022 Shareholder Proposals” in this Proxy Statement.

What if amendments are made to the proposals or if other matters are brought before the Meeting?

With respect to any amendments or variations in any of the proposals shown in the Proxy Statement, or any other matters which may properly come before the Meeting, the Shares will be voted by the appointed proxyholder as he or she in their sole discretion sees fit.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

Who will tabulate the votes?

We currently expect that Computershare will tabulate the votes, and Computershare will be our inspector of elections for the Meeting.

When will voting results be disclosed?

Preliminary voting results will be announced at the Meeting. Final voting results will be announced via press release and filed with the Canadian securities regulatory authorities on SEDAR at www.sedar.com, and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at https://www.sec.gov within four business days of the Meeting.

Who may adjourn the meeting?

The Meeting may be adjourned to any other time and any other place by the Shareholders present or represented at the meeting and entitled to vote even when such Shareholders do not constitute a quorum.

What if I have technical difficulties or trouble accessing the meeting webcast?

We encourage you to test your computer and internet browser prior to the meeting at the Meeting URL (https://web.lumiagm.com/406769687). Technical difficulties may arise during the course of the Meeting. The Chair of the Meeting has discretion as to whether and how the Meeting should proceed if a technical difficulty arises. In exercising this discretion, the Chair of the Meeting will have regard to the number of Shareholders impacted and the extent to which participation in the business of the Meeting is affected. Where the Chair of the Meeting considers it appropriate, the Chair of the Meeting may continue to hold the Meeting and transact business, including conducting a poll and voting in accordance with valid proxy instructions. For this reason, Shareholders are encouraged to complete and submit their form of proxy or voting instruction form in advance of the Meeting even if they plan to attend the Meeting online.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are subject to the safe harbor created by those sections. This Proxy Statement also contains “forward-looking information” within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “potential,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “contemplate” and “continue”, the negative of these words, other words and terms of similar meaning and the use of future dates. Forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses as well as matters specific to us.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by our forward-looking statements. For us, particular uncertainties and risks include those described in our filings with the Securities and Exchange Commission (the “SEC”), including our most recent Annual Report on Form 10-K for the year ended December 31, 2020, as amended. A copy of this document can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR at www.sedar.com; however we will promptly provide a copy of this document to any Shareholder of the Company free of charge upon request. All forward-looking statements in this Proxy Statement speak only as of the date of this Proxy Statement and are based on our current beliefs and expectations. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

As of April 23, 2021, 81,191,191 Shares were issued and outstanding. Each holder of Shares of record at the close of business on April 23, 2021, the record date established for notice of the Meeting, will be entitled to one vote for each Share held on all matters proposed to come before the Meeting.

The table below sets forth information known to us regarding the beneficial ownership of our Shares as of April 23, 2021 for:

•	each person the Company believes beneficially holds more than 5% of the outstanding shares of our Shares based solely on our review of SEC filings;

•	each of our directors and director nominees;

•	each of the named executive officers named in the Summary Compensation Table (we collectively refer to these persons as our “named executive officers”); and

•	all of our directors and executive officers as a group.

The number of Shares beneficially owned by a person includes shares subject to Options held by that person that are currently exercisable or that become exercisable within 60 days of April 23, 2021. Percentage calculations assume, for each person and group, that all Shares that may be acquired by such person or group pursuant to Options currently exercisable or that become exercisable within 60 days of April 23, 2021 are outstanding for the purpose of computing the percentage of Shares owned by such person or group. However, such unissued Shares described above are not deemed to be outstanding for calculating the percentage of Shares owned by any other person.

Except as otherwise indicated, the persons in the table below have sole voting and investment power with respect to all Shares shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the notes to the table.

Name of Beneficial Owner	Ownership or Control Over Shares(1)	Percentage of Shares beneficially owned
Greater than 5% Shareholders:
Michael A. DeGiglio (also a Director and NEO) c/o Village Farms, 90 Colonial Center Parkway Suite 100, Lake Mary, FL 32746(1)	9,626,196	11.8%
ETF Managers Group LLC(2)	4,521,924	5.6%
Directors and Named Executive Officers:(3)
John P. Henry(4)	119,500	* %
John R. McLernon(5)	222,233	*
Christopher C. Woodward(6)	268,033	*
David Holewinski(7)	229,000	*
Stephen C. Ruffini(8)	1,156,066	1.4%
Mandesh Dosanjh(9)	110,600	*
All Directors and Executive Officers as a Group (Six Persons)(10)	11,621,028	14.1%

*	Denotes less than 1% beneficial ownership.
(1)	Consists of 9,259,529 Shares and Options to purchase 366,667 Shares that are exercisable within 60 days of April 23, 2021.
(2)

Based solely on a Schedule 13G/A (Amendment No. 5) filed by ETF Managers Group LLC on January 8, 2021. As described in the Schedule 13G/A, the address of ETF Managers Group LLC is 30 Maple Street, Suite 2, Summit, New Jersey, 07091.

(3)	The address of each of the directors and NEOs is c/o Village Farms International, 4700 – 80th Street, Delta, British Columbia, Canada, V4K 3N3.
(4)	Consists of 23,500 Shares and Options to purchase 96,000 Shares that are exercisable within 60 days of April 23, 2021.
(5)	Consists of 108,900 Shares and Options to purchase 113,333 Shares that are exercisable within 60 days of April 23, 2021.
(6)	Consists of 168,700 Shares and Options to purchase 99,333 Shares that are exercisable within 60 days of April 23, 2021.
(7)	Consists of 133,000 Shares and Options to purchase 96,000 Shares that are exercisable within 60 days of April 23, 2021.
(8)	Consists of 864,399 Shares and Options to purchase 291,667 Shares that are exercisable within 60 days of April 23, 2021.
(9)	Consists of 110,600 Shares.
(10)	Consists of 10,663,928 Shares and Options to purchase 1,063,000 Shares that are exercisable within 60 days of April 23, 2021.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from our directors and executive officers, we believe that all the Section 16(a) filing requirements for our executive officers, directors and greater than 10% shareholders for the year ended December 31, 2020 were filed in a timely manner, except for Stephen C. Ruffini who inadvertently reported one late transaction on a Form 4 (filed with the SEC on November 2, 2020).

RECEIPT OF FINANCIAL STATEMENTS

At the Meeting, Shareholders will receive and consider the financial statements of the Company for the fiscal year ended December 31, 2020 and the auditor’s report thereon, but no vote by the Shareholders with respect thereto is required or proposed to be taken.

ITEM NO. 1—ELECTION OF DIRECTORS

Pursuant to the articles of the Company, the number of directors of the Company is set at a minimum of three and a maximum of ten, and the Board is authorized to determine the actual number of directors to be elected from time to time. The Company currently has six directors, and all are being proposed for nomination at the Meeting. Unless they resign, all directors elected at the Meeting will hold office until our next annual meeting of Shareholders or until their successors are elected or appointed.

In April 2013, the Company adopted a majority voting policy (the “Majority Voting Policy”), which was amended on May 10, 2017, pursuant to which directors who are not elected by at least a majority (50% + 1) of the votes cast with respect to his or her election in an uncontested election are required to tender their resignation, absent exceptional circumstances. The Majority Voting Policy applies to this election of directors. Under such policy, a director nominee who is elected in an uncontested election with a greater number of votes “Withheld” than votes “For” will be considered by the Board not to have received the support of the Shareholders, even though duly elected as a matter of corporate law. Such a nominee will be expected to provide forthwith his or her resignation to the Board, effective on acceptance by the Board. Within 90 days following the applicable meeting of the Shareholders, the Board will determine whether to accept or reject the resignation offer that has been submitted. Following the Board’s decision on the resignation, the Board will promptly disclose, via press release, its decision (including the reasons for rejecting the resignation offer, if applicable).

The following incumbent directors of the Company are nominated for election at the Meeting.

Director	Experience and Qualifications

Michael A. DeGiglio Florida, United States Director Since October 2016 Age 65

Mr. DeGiglio, Director and Chief Executive Officer of the Company. Mr. DeGiglio is a founder of Village Farms International through predecessor companies and has served as its Director and Chief Executive Officer since its inception in 1989. Mr. DeGiglio joined EcoScience Company (NASDAQ) a bio-technology company, in November 1992 upon its acquisition of Agro-Dynamics Inc., a company Mr. DeGiglio founded in 1984 and where he served as President since its inception. Additionally, he served as President and Chief Executive Officer of EcoScience from 1995 until its merger with Village Farms in 1999. Prior to commencing his business career in 1983, Mr. DeGiglio served on active duty in the United States Navy from 1976 through 1983, and in the Naval Air reserves from 1983 through 2001, retiring at the rank of Captain. Throughout his Naval career, Captain DeGiglio held multiple Department head positions, successfully completed a tour as Commanding Officer of a jet squadron, performed multiple tours overseas, accumulated over 5,000 hours of military flight time, and completed numerous senior management and military courses. Mr. DeGiglio received a Bachelor of Science degree in Aeronautical Science from Embry Riddle Aeronautical University (ERAU) in Daytona Beach, Florida. He has served as the former Chairman of the Presidential Advisory Board of ERAU.

John P. Henry(1)(2) Florida, United States Director Since October 2006 Age 73

Mr. Henry has been a director of the Company since 2006. From 1981 to 2000, Mr. Henry was employed by Ocean Spray Cranberries, Inc. (“Ocean Spray”), retiring as Senior Vice-President of Grower Relations and Chief Financial Officer in 2000. Ocean Spray grew from $400 million to $1.3 billion in revenues during his tenure. Mr. Henry also served as a Director of Nantucket Allserve Inc., a majority owned subsidiary of Ocean Spray. From 1980 to 1981, he was Chief Financial Officer of Castle Toy Co, Inc., and prior to that, Mr. Henry was employed by Laventhol and Horwath providing auditing, consulting, and tax services to large public and private companies. He received a Bachelor of Science degree in Business

Director	Experience and Qualifications
Administration and a Master in Taxation degree from Bryant College in Smithfield, Rhode Island. Mr. Henry is a non-practicing Certified Professional Accountant in the State of Rhode Island.

David Holewinski(1)(2) Michigan, United States Director Since June 2011 Age 81

Mr. Holewinski has been a director of the Company since 2011. Mr. Holewinski is a Management Consultant. He served as a director of Agro Power Development Inc. (“APDI”) from 2004 until October 2006. Between 1995 and 2000, Mr. Holewinski served as Senior Vice President of Business Development for APDI. Mr. Holewinski has co-founded two biotechnology companies, co-founded a company with computer and internet security, as well as co-founded a company with novel precast concrete technology for the construction industry. Between 1983 and 1988, Mr. Holewinski was a Manager of Business Development for ConAgra Foods, Inc. Mr. Holewinski has a Bachelor of Arts degree from Pennsylvania State University and a Master of Business Administration degree from Harvard University.

John R. McLernon British Columbia, Canada Director Since January 2005 Age 80

Mr. McLernon has been the Chairman and a director of the Company since 2006. Mr. McLernon is President of McLernon Consultants Ltd. He is Honourary Chairman and Co-Founder of Colliers International (“Colliers”), a global commercial real estate services company operating from 485 offices in 65 countries. He served as Chairman and Chief Executive Officer of Colliers from 1977 to 2002 and as Chairman until December 2004. Mr. McLernon also serves as a director of several public and private companies as well as major nonprofit organizations, and is Chairman of A&W Revenue Royalties Income Fund and City Office REIT, Inc.*

Stephen C. Ruffini Florida, United States Director Since March 2014 Age 62

Mr. Ruffini has been a director of the Company since 2014 and Chief Financial Officer of the Company since 2009. From 2001 to 2005, Mr. Ruffini was a Director and Chief Financial Officer of HIT Entertainment, Ltd., which was the preeminent young children’s entertainment company listed on the London Stock Exchange. From 2006 to 2008, he was the Chief Financial Officer of Performing Brands, which was a publicly listed U.S. company in the beverage industry. He was a Tax Manager with Arthur Andersen from 1984 to 1993. Mr. Ruffini has a Master of Business Administration degree from the University of Texas and a Bachelor of Business Administration degree from Southern Methodist University.

Christopher C. Woodward(1)(2) British Columbia, Canada Director Since November 2003 Age 64

Mr. Woodward has been a director of the Company since 2006. Mr. Woodward serves as chair or director of a number of private and public companies as well as charitable institutions. These include the P.A. Woodward Medical Foundation, Brentwood College and Cambie Surgeries Corp. He is currently Chair of the Keg Royalty Trust, Director of the Great Western Brewery and he is past Chair of the Vancouver Coastal Health Authority. He is the President of Woodcorp Investments. Mr. Woodward received his Bachelor of Arts (Economics) degree from the University of Western Ontario.

1.	Member of the Audit Committee.
2.	Member of the Compensation and Corporate Governance Committee.
*	SEC reporting issuer

No proposed director is, to the knowledge of the Company as at the date of the Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that: (i) was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days, (ii) was subject to cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer, (iii) while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, (iv) become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromised with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director, or (v) has been involved in any criminal convictions or proceedings, order or judgment or decree limiting the person from engaging in any type of business or securities, nor found by a court or the SEC to have violated a United States federal or state securities law nor found by a court or the Commodity Futures Trading Commission to have violated any United States federal commodities law.

Except as described below, no proposed director of the Company has been subject, to the knowledge of the Company, to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

On March 12, 1998, the United States District Judge for the Central District of California entered a Final Consent Judgment of Permanent Injunction, Disgorgement, and Civil Penalty against Mr. Holewinski relating to allegations of insider trading in the securities of Chantal Pharmaceutical Corporation. Mr. Holewinski, without admitting or denying the allegations, consented to a Judgment that permanently enjoined him from future violations of the antifraud provisions of the federal securities laws and ordered Mr. Holewinski to disgorge losses avoided in the amount of US$28,162, plus prejudgment interest in the amount of US$4,921 and to pay a civil penalty in the amount of US$28,162.

Board Recommendation

The Board recommends a vote FOR the election of all nominees for directors named in this Proxy Statement.

CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the Shareholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of the Company. The Board believes that sound corporate governance practices are essential to contributing to the effective and efficient decision-making of management and the Board and to the enhancement of Shareholder value. The Board and management believe that the Company has a sound governance structure in place for both management and the Board. Of particular note, the Company has:

•	established a written mandate of the Board;

•	established a written charter for the Audit Committee;

•	established a written charter for the Compensation and Corporate Governance Committee;

•	established a written Disclosure and Insider Trading Policy; and

•	established a written Code of Ethics and Whistleblowing Policy.

Each of the committee charters and all corporate governance policies can be found on the Company’s website at https://villagefarms.com, under the investor-relations/governance tab.

National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201—Corporate Governance Guidelines (“NP 58-201”) requires issuers, including the Company, to disclose the corporate governance practices that they have adopted. NP 58-201 provides guidance on governance practices. The Company is also subject to National Instrument 52-110—Audit Committees (“NI 52-110”), which has been adopted in various Canadian provinces and territories and which prescribes certain requirements in relation to audit committees.

Board Mandate

The Board has adopted a mandate in which it explicitly assumes responsibility for stewardship of the Company. The Board is mandated to represent the Shareholders to assess and approve the strategic direction of the Company, ensure that appropriate processes for risk assessment, management and internal control are in place, monitor management performance against agreed benchmarks, and assure the integrity of financial reports. A copy of the Board Mandate is attached hereto as Appendix A.

Composition and Independence of the Board

The Company’s Board is currently composed of six directors, a majority (four) of whom meet the independence standards under the listing standards of Nasdaq and NI 52-110. Each member of the Audit Committee and Compensation and Corporate Governance Committee also meet such independence standards, and in the case of Audit Committee members, the additional independence requirements of Rule 10A-3 of the Exchange Act. Each year the Board reviews the composition of the Board, the Audit Committee and Compensation and Corporate Governance Committee and assesses whether a Board or Committee member is “independent”, including an assessment of any direct or indirect relationship between each Board member, on one hand, and the Company or any of its subsidiaries, or with management, on the other than, which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Following the Meeting, the Board is expected to be composed of six directors, with a majority (four) meeting the independence standards.

Director	Independent
Michael A. DeGiglio	No
John P. Henry	Yes
Dave Holewinski	Yes
John R. McLernon	Yes
Stephen C. Ruffini	No
Christopher C. Woodward	Yes

Mr. DeGiglio, President and Chief Executive Officer of the Company, is not an independent director because of his role in the Company’s management team.

Mr. Ruffini, Executive Vice President and Chief Financial Officer of the Company, is not an independent director because of his role in the Company’s management team.

The following table outlines other reporting issuers where our directors serve on the board:

Director	Reporting Issuer
John R. McLernon	A&W Revenue Royalties Income Fund, City Office REIT, Inc.
Christopher C. Woodward	Keg Royalty Trust

Board Oversight of Risk

With regard to risk management, the Board ensures that the business of the Company is conducted in compliance with applicable laws and regulations and according to the highest ethical standards; identifies and documents the financial risks and other risks that the Company faces in the course of its business and ensures that such risks are appropriately managed; and has adopted several policies to address such risks as described above.

The Board as a whole has responsibility for risk oversight, with more in-depth reviews of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board. The Board and its committees fulfill their oversight responsibilities with the supported of management, whose reporting processes are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Areas of risk evaluated include regulatory, operational, financial (accounting, liquidity and tax), legal, compensation, competitive, health, safety and reputational risks.

The standing committees of the Board oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to Shareholders, on our processes for the management of business and financial risk, our financial reporting obligations and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to the Company. The Compensation and Corporate Governance Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements, and management succession planning.

We recognize that a fundamental part of risk management is understanding not only the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for that company. Through their involvement in setting our business strategy, the Board can assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for the Company.

We believe our current Board structure is appropriate and helps ensure proper risk oversight for the Company. The full Board conducts general risk oversight in connection with its role in reviewing our key long-term and short-term business strategies and monitoring on an on-going basis the implementation of our key business strategies, while our standing Board committees conduct more specific risk oversight related to their responsibilities. The Chair ensures that there is sufficient time on the Board agenda for risk management discussions.

Nomination of Directors

Directors of the Company are expected to bring to the Board the broadest possible knowledge and depth of experience from their chosen business or profession. Directors should evidence a demonstrated ability to deal with business, financial and social issues. This implies a capacity to provide additional strength, diversity of views and up-to-date perceptions to the Board and its deliberations. It is the mandate of the Compensation and Corporate Governance Committee to identify and recommend qualified candidates for the Board. In assessing whether identified candidates are suitable for the Board, the Compensation and Corporate Governance Committee considers: (i) the competencies and skills considered necessary for the Board as a whole; (ii) the competencies and skills that the existing directors possess and the competencies and skills nominees will bring to the Board; and (iii) whether nominees can devote sufficient time and resources to his or her duties as a member of the Board. Potential candidates for membership on the Board will not be denied consideration by reason of race, sex, religion or affiliation with some special constituency group, nor will any candidate be selected solely for such reason.

It is the Compensation and Corporate Governance Committee’s policy to consider director candidates recommended by our Shareholders in accordance with the provisions set forth in our Advance Notice Bylaw, which may be accessed on our website at www.villagefarms.com in the Investors Relations section, under Governance, Advance Notice Policy. Candidates recommended by the Company’s Shareholders will be considered by the Compensation and Corporate Governance Committee, such candidates shall be evaluated in the same manner as all other director candidates.

Shareholders who wish to suggest a candidate for our Board may submit a written recommendation to our Board at 4700 - 80th Street, Delta, BC V4K 3N3, or via email along with the Shareholder’s name, setting forth, among other things:

•	the name, age, and province or state, and country of residence of the proposed nominee;

•	the principal occupation, business or employment of the proposed nominee, both at present and within the five years preceding the recommendation;

•

the number of securities of each class of voting securities of the Company or its subsidiaries which are beneficially owned, or controlled or directed, directly or indirectly, by the proposed nominee as of the record date for the meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

•

a description of any agreement, arrangement or understanding (financial, compensation or indemnity related or otherwise) between the nominating Shareholder and the proposed nominee, or any affiliates or associates of, or any person acting jointly or in concert with the nominating Shareholder or the proposed nominee, in connection with the proposed nominee’s election as director; and

•

whether the proposed nominee is party to any existing or proposed relationship, agreement, arrangement or understanding with any competitor of the Company or its affiliates or any other third party which may give rise to a real or perceived conflict of interest between the interests of the Company and the interests of the proposed nominee.

The Board may also request that the Shareholder provide certain additional information, and any such proposal may be excluded if it does not comply with the requirements of Rule 14a-8 under the Exchange Act.

For the Board to consider a candidate for nomination at the 2022 Annual General Meeting, Shareholders should submit the required information to the Secretary by the date not less than 30 days before the 2022 Annual General Meeting; provided, however, that if the 2022 Annual General Meeting is to be held on a date that is fewer than 50 days after the date (the “Notice Date”) on which the first public announcement of the meeting was made, notice by the nominating Shareholder may be given not later than the close of business on the tenth day following the Notice Date.

Diversity

The Compensation and Corporate Governance Committee takes diversity, including diversity of experience, perspective, education, race and gender, into consideration as part of its overall recruitment and selection process in respect of its Board and management. The Company does not have a formal policy on the representation of women on the Board or management of the Company. The Board does not believe that a formal policy will necessarily result in the identification or selection of the best candidates. As such, the Company does not see any meaningful value in adopting a formal policy in this respect at this time as it does not believe that it would further enhance gender diversity beyond the current recruitment and selection process carried out by the Compensation and Corporate Governance Committee. However, the Board is mindful of the benefit of diversity on the Board and management of the Company and the need to maximize the effectiveness of the Board and management and their respective decision-making abilities.

The Compensation and Corporate Governance Committee believes that having a diverse Board and management team offers a depth of perspective and enhances Board and management operations. The Compensation and Corporate Governance Committee values diversity of experience, perspective, education, race and gender as part of its overall annual evaluation of director nominees for election or re-election as well as candidates for management positions.

In addition, in searches for new directors or officers, the Compensation and Corporate Governance Committee will consider the level of female representation and diversity on the Board and in management and this will be one of several factors used in its search process. This will be achieved through continuously monitoring the level of female representation on the Board and in management positions and, where appropriate, recruiting qualified female candidates as part of the Company’s overall recruitment and selection process to fill Board or management positions, as the need arises, through vacancies, growth or otherwise.

The Board has not adopted targets regarding the representation of women, visible minorities, indigenous peoples, or people with disabilities on the Board and in executive officer positions due to the small size of the Company and the need to consider a balance of criteria in each individual appointment. It is important that each appointment to the Board or in executive officer positions be made, and be perceived as being made, on the merits of the individual and the needs of the Company at the relevant time. In addition, targets based on specific criteria such as gender or race could limit the Board’s ability to ensure that the overall composition of the Board or management of the Company meets the needs of the Company. Currently none (0%) of the executive officers or directors of the Company is a woman, visible minority, indigenous person or a person with a disability, however, the Chief Executive Officer of Pure Sunfarms, our primary operating subsidiary, is a visible minority. The Compensation and Corporate Governance Committee does not currently expressly consider visible minorities, indigenous peoples and people with disabilities in nominating directors and appointing members of management.

Director Term Limits and Other Mechanisms of Board Renewal

The Board has not adopted term limits for directors or other mechanisms of board renewal at this time as it believes that the imposition of director term limits or other mechanisms of board renewal on a board implicitly discounts the value of experience and continuity amongst the board members and runs the risk of excluding experienced and potentially valuable board members as a result of arbitrary determination.

Orientation and Continuing Education

Orientation materials relating to the Company’s business and affairs are provided to new directors regarding the role of the Board and its committees including materials with respect to the Board Mandate and the mandate of each committee of the Board. Education of the directors is continuing so that they maintain and enhance their understanding of their responsibilities and the Company’s business. Historically, on an annual basis, the directors meet at one of the Company’s facilities, receive a tour of such facility and are provided an opportunity to ask questions. In 2020, due to restrictions associated with the COVID-19 pandemic, no such tours were held at the Company’s facilities.

Assessments

It is the Board’s mandate, in conjunction with the Compensation and Corporate Governance Committee, to assess the participation, contributions and effectiveness of the Chair and the individual members of the Board on an annual basis. The Board also monitors the effectiveness of the Board and its committees and the actions of the Board as viewed by the individual directors and senior management.

The Board has developed a formal questionnaire to be completed by each director on an annual basis for the purpose of formally assessing the effectiveness of the Board as a whole, committees of the Board, and the contribution of individual directors. These questionnaires, and the issues arising therefrom, are intended to be reviewed and assessed by the Chairperson on an annual basis or more frequently from time to time as the need arises. The Chairperson takes appropriate action as required based on the results obtained.

Meeting Attendance

As stated in the Board Mandate, all directors are expected to attend each meeting in person, by phone or by video conference depending on the format of the meeting, to the extent practicable. The Board of Directors and its committees held sixteen meetings during 2020. All of our directors attended all of the aggregate meetings of the Board of Directors and all committees on which they served during 2020. All of the directors attended last year’s annual meeting of Shareholders.

The following table illustrates the attendance record of each director for all Board meetings held for the year ended December 31, 2020.

Director	Meetings Attended
Michael A. DeGiglio	16 of 16
John P. Henry	16 of 16
Dave Holewinski	16 of 16
John R. McLernon	16 of 16
Stephen C. Ruffini	16 of 16
Christopher C. Woodward	16 of 16

Executive Sessions

The independent directors meet regularly without the presence of non-independent directors and members of management. During the year ended December 31, 2020, independent directors met four times without the presence of management non-independent directors.

Ethical Business Conduct

We have adopted a code of ethics for directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees, known as the Code of Ethics and Whistleblowing Policy (the “Code”). The Code is available on our website at http://www.villagefarms.com under the Governance section of our Investors Relations page. We will promptly disclose on our website (i) the nature of any amendment to the policy that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals that is required to be disclosed pursuant to SEC rules and regulations, the name of such person who is granted the waiver and the date of the waiver.

The Audit Committee regularly monitors compliance with the Code through communications with management and reports through the Disclosure and Insider Trading Policy (as described below) and ensures that management of the Company encourages and promotes a culture of ethical business conduct. A copy of the Code may be found by accessing the SEC’s EDGAR filing database at www.sec.gov, on SEDAR at www.sedar.com and on our website at www.villagefarms.com.

The Company has developed the Disclosure and Insider Trading Policy to provide guidelines on employee trading in the Company’s securities. The Code covers “whistle blowing” and provides an anonymous means for employees and officers to report violations of the Code or any other corporate policies.

The Board has not granted any waiver of the Code in favor of a director or officer of the Company. No material change reports or current reports on Form 8-K have been filed since the beginning of the Company’s most recently completed fiscal year that pertain to any conduct of a director or executive officer that constitutes a departure from the Code.

Conflicts of Interest

The Compensation and Corporate Governance Committee monitors the disclosure of conflicts of interest by directors and ensures that no director will vote or participate in a discussion on a matter in respect of which such director has a material interest.

Shareholder Communications with the Board

Historically, the Company has not provided a formal process related to Shareholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of Shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to Shareholders in a timely manner. The Company believes its responsiveness to Shareholder communications to the Board has been effective.

Board Committees

The Company has a standing Audit Committee and a Compensation and Corporate Governance Committee, each of which are composed entirely of independent directors. The Company does not have a separate nominating committee. However, the Compensation and Corporate Governance Committee performs all the functions of a nominating committee.

Audit Committee

Membership. The current members of the Audit Committee are John Henry, David Holewinski and Christopher Woodward. Mr. Henry is the Chair of the Audit Committee. The Board has determined that all members of the Committee qualify as “audit committee financial experts” within the meaning of applicable securities laws and stock exchange listing rules.

In addition, each current member of the Audit Committee qualifies as “independent” for purposes of membership on audit committees under the listing standards of Nasdaq, the rules and regulations of the SEC and NI 52-110.

Meetings. The Audit Committee met six times during the period from January 1, 2020 until December 31, 2020.

Committee Mandate. Among its responsibilities, the Audit Committee:

•

serves as an independent and objective party to monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, including the review of our consolidated financial statements, MD&A and annual and interim results;

•	identifies and monitors the management of the principal risks that could impact our financial reporting;

•

monitors the independence and performance of our independent auditors, including the pre-approval of all audit fees and all permitted non-audit services in accordance with federal securities laws and the rules and regulations of the SEC;

•	provides an avenue of communication among the independent auditors, management, and the Board; and

•	encourages continuous improvement of, and foster adherence to, our policies, procedures and practices at all levels.

Compensation and Corporate Governance Committee

Membership. The Compensation and Corporate Governance Committee is currently comprised of Board members John Henry, David Holewinksi and Christopher C. Woodward. Mr. Woodward is the Chair of the Compensation and Corporate Governance Committee. Each current member of the Compensation and Corporate Governance Committee qualifies as “independent” for purposes of membership on compensation committees under the listing standards of Nasdaq, the rules and regulations of the SEC and NI 52-110, and as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

Meetings. The Compensation and Corporate Governance Committee met two times during the period from January 1, 2020 until December 31, 2020.

Committee Mandate. Among its responsibilities, the Compensation and Corporate Governance Committee:

•	reviews and makes recommendations to the Board regarding the corporate goals and objectives, performance and compensation of the Chief Executive Officer and Chief Financial Officer on an annual basis;

•	evaluates the performance of the Chief Executive Officer;

•	makes recommendations to the Board with respect to the compensation policies for the non-employee directors;

•	makes recommendations regarding annual bonus policies for employees, the incentive-compensation plans and equity-based plans for the Company;

•	reviews executive compensation disclosure before the Company publicly discloses this information; and

•	develops, recommends to the Board, implements and monitors policies and processes related to the Company’s corporate governance guidelines.

Further information pertaining the compensation of directors and officers and the role and policies of the Compensation and Corporate Governance Committee can be found in this Proxy Statement under the heading “Executive Compensation”.

ITEM NO. 2—APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, on the Audit Committee’s advice, recommends the re-appointment of PricewaterhouseCoopers LLP (“PwC”), as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021. PwC will hold this office until the next annual Shareholders’ meeting or until a successor is named.

Representatives of PwC will be available at the Meeting to respond to appropriate questions. They will also have an opportunity to make a statement if they wish to do so.

Board Recommendation

The Board unanimously recommends a vote FOR the re-appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company to hold office until the next annual meeting of Shareholders.

Audit, Audit-Related, Tax and Other Fees

The table below presents fees for professional services rendered by PwC for the fiscal years ended December 31, 2020 and 2019, respectively.

	Aggregate Amount Billed
	2020	2019
Audit Fees(1)	$1,063,316	$533,477
Audit Related Fees(2)	48,503	87,425
Tax Fees(3)	224,556	55,432
All Other Fees(4)	—	—
Total	$1,336,375	$676,334

(1)

Audit fees include fees for professional services provided by PwC in connection with the audit of our consolidated financial statements, review of our quarterly financial statements, and related services such as audit of the tax provision and audit of equity investment disclosures and an equity pick up in connection with the Company’s acquisition of Pure Sunfarms Corp. (“Pure Sunfarms”) in November 2020.

(2)

Audit-related fees include fees billed for assurance and related services reasonably related to the performance of the audit and other U.S. securities rules and regulations, including work in connection with registration statements, and prospectus offerings, including consents and comfort letters.

(3)	Tax fees include fees for tax compliance, advice, and planning.
(4)	All other fees include the aggregate fees billed for products and services provided by the auditors, other than the services reported above.

Pre-Approval Policies and Procedures

Our Audit Committee generally pre-approves all audit and permitted non-audit and tax services provided by independent registered public accounting firms. Pre-approval is detailed as to the particular service and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services performed to date. All of the services relating to the fees described in the table were pre-approved by the Audit Committee.

Audit Committee Report

This report is furnished by the Audit Committee of the Board with respect to our financial statements for the year ended December 31, 2020.

One of the purposes of the Audit Committee is to oversee our accounting and financial reporting processes and the audit of our annual financial statements. Our management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2020 with our management. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with PricewaterhouseCoopers LLP, our independent registered public accounting firm, the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding communications with audit committees concerning independence. The Audit Committee has discussed with PricewaterhouseCoopers LLP its independence and concluded that the independent registered public accounting firm is independent from the Company and our management.

Based on the review and discussions of the Audit Committee described above, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2020 be included in our Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission.

Audit Committee

John P. Henry, Chair

David Holewinski

Christopher C. Woodward

ITEM NO. 3—APPROVAL OF UNALLOCATED OPTIONS AND SHARE-BASED AWARDS

At the Meeting, Shareholders will be asked to consider, and if thought advisable, pass an ordinary resolution (the “Unallocated Award Resolution”), the full text of which is set forth in Appendix B to this Proxy Statement, approving the unallocated Options and Share-Based Awards under the Amended and Restated Equity Plan.

This approval will be effective for three years from the date of the Meeting. If approval is not obtained at the Meeting, all outstanding Options and Share-Based Awards will remain unaffected but no new awards may be exercised or redeemed for Shares issued from treasury under the Amended and Restated Equity Plan until Shareholder approval is received. To be effective, the Unallocated Award Resolution must be approved by at least 50% of the votes cast in person or by proxy by the Shareholders at the Meeting.

Board Recommendation

The Board unanimously recommends a vote FOR the approval of the unallocated Options and Share-Based Awards.

ITEM NO. 4—APPROVAL OF CERTAIN AMENDMENTS TO AMENDED AND RESTATED EQUITY PLAN

Subject to obtaining requisite approval of Item No. 3, at the Meeting, Shareholders will be asked to consider, and if thought advisable, pass an ordinary resolution (the “Amendment Resolution”), the full text of which is set forth in Appendix C to this Proxy Statement, approving the Amendment Provision Updates (as defined below under the heading “Executive Compensation – Long-Term Incentive Plans”). If the Amendment Resolution is not approved, the Amendment Provision Updates will not be incorporated into the Amended and Restated Equity Plan. To be effective, the Amendment Resolution must be approved by at least 50% of the votes cast in person or by proxy by the Shareholders at the Meeting.

A summary of the Amended and Restated Equity Plan, including the proposed Amendment Provision Updates, is below under the heading “Executive Compensation – Long-Term Incentive Plans”.

Board Recommendation

The Board unanimously recommends a vote FOR the approval of the adoption of the Amendment Provision Updates.

EXECUTIVE COMPENSATION

Executive Officers

Our executive leadership team comprises accomplished industry and financial professionals who are dedicated to building a vertically integrated agriculturally based company. The team includes our Chief Executive Officer, Mr. Michael A. DeGiglio and our Executive Vice President and Chief Financial Officer, Mr. Stephen C. Ruffini, whose biographies are listed above as directors.

Employment Agreements

Mr. DeGiglio’s current employment agreement became effective July 13, 2020 for a term of three years, and it expires on July 12, 2023. Under the terms of the employment agreement, Mr. DeGiglio’s employment term will be automatically extended for a one-year periods, unless the Company provides 90-day advance notice of non-renewal, which will be treated as termination without cause. Under the employment agreement, Mr. DeGiglio is entitled to receive a base salary of $661,250. Effective on January 1, 2021, Mr. DeGiglio’s base salary increased to $707,538 (with subsequent annual reviews for increases but not decreases as the Compensation and Corporate Governance Committee determines) and he will be eligible to earn annual short term and long term incentive plans (bonuses) each up to 100% of Mr. DeGiglio’s then-current base salary based on performance goals determined by the Compensation and Corporate Governance Committee. Mr. DeGiglio also receives a monthly auto allowance of $2,000. Additionally, Mr. DeGiglio is entitled to six weeks of vacation. He is entitled to and also entitled to participate in the Amended and Restated Equity Plan (as defined below), which provides for grants of Options and other awards, as well as participation in our 401(k) Plan (as defined below) and 409A Plan (as defined below) and other welfare benefit plans including health and dental.

Pursuant to Mr. DeGiglio’s employment agreement, Mr. DeGiglio is entitled to receive severance benefits in the following manner. If Mr. DeGiglio were to die or become disabled during the term of his employment agreement, he would be entitled to receive his then-current base salary and benefits for the greater of the remaining term of the agreement or 12-months. Mr. DeGiglio is also entitled to a lump sum payment of 36 months of his then-current base salary and a pro-rata short-term bonus amount payable within thirty days of his last date of employment, if terminated without cause or if Mr. DeGiglio resigns for Good Reason (as defined below), as well as continued participation in any welfare benefit plans for an 18-month post-termination period. Under the employment agreement, the Company can terminate Mr. DeGiglio for cause with no severance payments.

Mr. DeGiglio may terminate his employment agreement with or without Good Reason by providing the Board with a 30-day notice. “Good Reason” under the agreement means (i) a change materially adverse to Mr. DeGiglio’s position, authorities, functions, powers, responsibilities, or duties continuing for more than ten days after notice is provided by Mr. DeGiglio, (ii) a breach of the employment agreement by the Company, (iii) a change in location which is more than a 35-mile commute from Mr. DeGiglio’s current commute, or (iv) a change in control of the Company.

Mr. Ruffini’s employment agreement became effective April 1, 2020, and expires on June 30, 2023. The employment agreement entitles Mr. Ruffini to receive a base salary of $400,000. Effective on April 1, 2021, Mr. Ruffini’s base salary increased to $440,000 (subject to further increases but not decreases as the Board shall determine) and he became eligible to earn an annual bonus opportunity of up to 50% of Mr. Ruffini’s then-current base salary based on quantitative and qualitative performance goals determined by the Chief Executive Officer and/or the Compensation and Corporate Governance Committee. Pursuant to his employment agreement, Mr. Ruffini also received an Option grant on June 1, 2020 to acquire up to 200,000 Shares, with a three-year vesting schedule. Additionally, Mr. Ruffini is entitled to four weeks of vacation. He is entitled to participate in the Amended and Restated Equity Plan, which provides for grants of Options and other awards, as well as in our 401(k) Plan and 409A Plan and other welfare benefit plans including health and dental.

Pursuant to Mr. Ruffini’s employment agreement, Mr. Ruffini is entitled to receive severance benefits in the following manner. If Mr. Ruffini were to die or become disabled during the term of his employment agreement, he is entitled to receive his then-current base salary and benefits for the greater of the remaining term of the agreement or 12-months. Mr. Ruffini is also entitled to a lump sum payment of 18 months of his then-current base salary and a pro-rata bonus amount payable within thirty days of his last date of employment, if terminated without cause or if Mr. Ruffini resigns for Good Reason, as well continued participation in any welfare benefit plans for an 18-month post-termination period. The Company may terminate Mr. Ruffini for cause with no severance payments.

Mr. Ruffini may also terminate his employment agreement with or without Good Reason by providing the Chief Executive Officer and Chairman of the Board with a 30-day notice. “Good Reason” under the agreement means (i) a change materially adverse to Mr. Ruffini’s position, authorities, functions, powers, responsibilities, or duties continuing for more than ten days after notice is provided by Mr. Ruffini, (ii) a breach of the employment agreement by the Company, (iii) a change in location of the Company’s Lake Mary, Florida office that causes Mr. Ruffini an additional 15-mile commute, or (iv) a change in control of the Company.

Mr. Dosanjh’s employment agreement as President and CEO of Pure Sunfarms was effective November 5, 2020. For purposes of his employment and participation in the Company’s health and welfare benefit plans and pension plans, the Company recognizes Mr. Dosanjh’s effective start date with Pure Sunfarms on October 1, 2018. The employment agreement entitles Mr. Dosanjh to receive an increase in his base salary, which was effective on January 1, 2021, to C$400,000 and an opportunity to earn a short-term incentive plan (bonus) of up to 80% of Mr. Dosanjh’s then-current base salary. Additionally, as part of his employment agreement, Mr. Dosanjh received a grant of performance-based restricted share units pursuant to the Equity Plan with vesting tied to the achievement of certain performance standards. If Mr. Dosanjh remains employed after October 1, 2021, Mr. Dosanjh will, subject to his continued employment on the applicable grant date, be eligible to participate in the Amended and Restated Equity Plan, which provides for grants of Options and other awards. Mr. Dosanjh also will participate in our welfare benefit plans including health and dental.

Pursuant to Mr. Dosanjh’s employment agreement, Mr. Dosanjh is entitled to receive severance benefits in the following manner. Mr. Dosanjh is entitled to payments equal to 12 months of his then-current base salary payable in equal installments over a one-year period, if terminated without cause. Mr. Dosanjh, as a result of termination without cause, is also entitled to a prorated bonus for the portion of the calendar year he was employed. The Company may terminate Mr. Dosanjh for cause with no severance payments and Mr. Dosanjh may terminate his employment with the Company by providing the Chief Executive Officer with 90-days’ notice.

In the event of a change of control of the Company, Mr. Dosanjh is entitled to a lump sum payment equal to 24-months of his then-current base salary, if the Company terminates his employment within 180 days of the change in control event and he would forfeit any entitlement to an annual or prorated bonus for any portion of the calendar year he was employed. The Compensation and Corporate Governance Committee’s mandate is to review and advise the Board on the recruitment, appointment, performance, compensation, benefits and termination of the Chairperson, Chief Executive Officer and other executive officers. The Compensation and Corporate Governance Committee also administers and reviews procedures and policies with respect to the Company’s Amended and Restated Equity Plan, as well as awards pursuant to the Amended and Restated Equity Plan, as well as employment agreements with senior executives, and reviews executive compensation disclosure where it is publicly disclosed.

The Company’s executive compensation program is designed to:

•	attract and retain qualified, motivated and achievement-oriented individuals by offering compensation that is competitive in the industry and marketplace;

•	align executive interests with the interests of Shareholders; and

•	ensure that individuals continue to be compensated in accordance with their personal performance and responsibilities and their contribution to the overall objectives of the Company.

These objectives are achieved by offering executives and employees a compensation package that is competitive and rewards the achievement of both short-term and long-term objectives of the Company. As such, our compensation package consists of three key elements:

•	base salary;

•	short-term compensation incentives to reward corporate and personal performance through potential annual cash bonuses; and

•	long-term compensation incentives related to long-term increase in Share value through participation in the Amended and Restated Equity Plan.

The Compensation and Corporate Governance Committee reviews each of these items on a stand-alone basis and also reviews compensation as a total package. Adjustments to compensation are made as appropriate following a review of the compensation package as a whole.

Independent Advice

In 2019, the Compensation and Corporate Governance Committee retained Korn Ferry, to provide independent advice to the Compensation and Corporate Governance Committee. Korn Ferry was retained to assist in developing the Company’s compensation philosophy and identifying a peer group of companies as well as perform an assessment of the competitiveness of the Company’s executive compensation process. Korn Ferry did not provide any services to management in 2019 or 2020. The Compensation and Corporate Governance Committee has sole authority to retain and terminate any compensation consultant to be used to assist it in the evaluation of executive officer compensation. The Compensation and Corporate Governance Committee has sole authority to approve such consultants’ fees and retention terms and to obtain advice and assistance from internal or external legal, accounting or other advisors.

The Committee conducted an independence assessment for Korn Ferry in accordance with the Committee’s charter and Nasdaq listing standards, considering factors included in the listing standards. The Committee determined, based on an analysis of these factors, that the work of Korn Ferry as the independent compensation consultant does not create any conflict of interest.

Comparator Group

In 2019, the Company, with advice from Korn Ferry, its independent compensation consultant, reviewed the compensation of its executive officers against that of its compensation peer group. The comparator group takes into account direct competitors for talent, especially for industry specific roles. The comparator group is comprised of 18 publicly traded U.S. and Canadian cannabis, pharmaceutical and agricultural product companies which, as of 2019, ranged in size from approximately .4x to 32x the market capitalization of the Company. The companies comprising the comparator group are as follows:

Comparator Group Companies
Alico	Aphria
Aurora Cannabis	CannTrust Holdings
Canopy Growth Corporation	Charlotte’s Web Holdings
Fire & Flower Holdings	Green Thumb Industries
HEXO Corp.	Lifeway Foods
Limoneria Company	MediPharm Labs Corp.
Osmotica Pharmaceuticals	Pacira BioSciences
S&W Seed Company	The Supreme Cannabis Company
Tilray	TILT Holdings

Pay Positioning

The Company targets total cash compensation (salary and short-term incentive) somewhat above the 50th percentile of the comparator group, and provides long-term incentive opportunities in the 50th to 75th percentile of the comparator group. The Compensation and Corporate Governance Committee believes that this aligns executive compensation with the long-term interests of Shareholders and with the Company’s strategy. In 2019, Korn Ferry provided detailed information to the Compensation and Corporate Governance Committee relating to compensation values, pay mix and incentive vehicles at the comparator group companies. Based on this information and also taking into account experience in the role, scope of the role, performance and retention risk, the Compensation and Corporate Governance Committee set compensation for the executives for 2021 aligned with the target pay positioning set out above. Compensation for the executives was not compared to the comparator group by the Compensation and Corporate Governance Committee in 2020.

Base Salary

In establishing base salaries, the objective of the Compensation and Corporate Governance Committee is to establish levels that will enable Village Farms to attract and retain executive officers that can effectively contribute to the long-term success of the Company. Base salary for each executive officer is determined by the individual’s skills, abilities, experience, past performance and anticipated future contribution to the success of Village Farms. The members of the Compensation and Corporate Governance Committee use their knowledge of the industry and of industry trends as well as independent third-party consultants to assist with the determination of an appropriate compensation package for each executive officer.

Short-Term Compensation Incentives

Short-term compensation incentives motivate our executive officers to achieve specified performance objectives and to reward them for their achievement in the event that those objectives are met. The annual cash incentive for the executive officers is based, at least in part, on the level of achievement of these annual objectives, assuming these objectives are still relevant at the time of evaluation.

All corporate and executive officer objectives and short-term incentives are reviewed by the Compensation and Corporate Governance Committee and approved by the Board.

For each executive officer, during the year ended December 31, 2020, no annual cash incentive was paid.

Long-Term Incentive Plans

Long-term incentive compensation for directors, officers, employees and consultants is reviewed annually and may be accomplished through the grant of Options and/or Share-Based Awards under our Amended and Restated Equity Plan. As of the date of this Proxy Statement, six directors, two officers and all employees and consultants were eligible to receive Options and/or Share-Based Awards under our Amended and Restated Equity Plan.

The number of Options or Share-Based Awards granted for certain executives of the Company, including the Named Executive Officers (as defined below), for the year ended December 31, 2020 was based on achievement of both corporate and executive officer objectives. The Compensation and Corporate Governance Committee takes into account previous grants of Options and other awards when considering new grants.

Because the grant of awards under the Amended and Restated Equity Plan is within the discretion of the Compensation and Corporate Governance Committee, the Company cannot determine the dollar value or number of common shares that will in the future be received by or allocated to any participant in the Amended and Restated Equity Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Amended and Restated Equity Plan, the following table provides information concerning the benefits that were received by the following persons and groups during the fiscal year ended December 31, 2020: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees and consultants who are not executive officers, as a group.

	Options		Share-Based Awards
	Weighted Average Exercise Price Per Share	Number of Shares	Per Share Price at Issuance of Award	Number of Shares
Michael A. DeGiglio, Chief Executive Officer	$4.91	300,000	$4.65	500,000
Stephen C. Ruffini, Executive Vice President and Chief Financial Officer	$5.72	200,000	$4.65	300,000
Mandesh Dosanjh, President and CEO - Pure Sunfarms	—	—	$5.06	258,000
All current executive officers, as a group	$5.23	500,000	$4.65	500,000
All current directors who are not executive officers, as a group	$4.91	61,488	—	—
All current employees and consultants who are not executive officers, as a group	$8.71	520,000	$5.62	10,000

Background

The Company adopted an equity compensation plan (the “Equity Plan”), effective December 31, 2009, on completion of its conversion into a corporation, in order to attract and retain directors, officers, employees and service providers to the Company and to motivate them to advance the interests of the Company by affording them with the opportunity to acquire an equity interest in the Company. The Equity Plan has been drafted to comply with the policies of the Toronto Stock Exchange (the “TSX”). The Equity Plan is a “rolling” type of security-based compensation plan and consequently, the plan must be approved by Shareholders every three years. The Equity Plan was most recently approved by Shareholders on June 14, 2018. Accordingly, Shareholders are being asked to approve all unallocated awards under the Equity Plan at the Meeting, as well as the Amendment Provision Updates.

The Board approved an amended and restated Equity Plan on March 15, 2021, which amends the Equity Plan to (a) make revisions necessary to adhere to regulatory requirements in light of the listing of the Shares on the Nasdaq, (b) qualify for favourable treatment under applicable tax laws, (c) include a non-employee director participation limit (as further described below), (d) update the amendment provision to expand the list of amendments that do not require Shareholder approval (including: (i) the acceleration of the expiry of the fixed term of any stock appreciation right; (ii) including or modifying a cashless exercise feature for Options, payable in cash or Shares, which provides for a full deduction of the number of underlying Shares from the Equity Plan maximum; and (iii) effecting amendments necessary to qualify for any intended tax treatment), (e) expand the list of amendments that require Shareholder approval (including: (x) any amendment that would permit the introduction or reintroduction of non-employee directors as Eligible Persons (as defined below) on a discretionary basis or any amendment that increases the limits previously imposed on non-employee director participation; (y) any amendment which would allow for the transfer or assignment of awards under the Equity Plan, other than for normal estate settlement purposes; and (z) any amendment that increases the length of the period after a blackout period during which Options or stock appreciation rights may be exercised) ((d) through (e) collectively, the “Amendment Provision Updates”), and (f) other changes of a housekeeping nature (as amended, the “Amended and Restated Equity Plan”). Pursuant to the terms of the Equity Plan, the inclusion of the Amendment Provision Updates in the Amended and Restated Equity Plan requires Shareholder approval, which is being sought at the Meeting.

As of December 31, 2020, the total number of Shares subject to outstanding awards and awards available for issuance by the Company under the Equity Plan was 6,691,181. The maximum number of Shares reserved for issuance collectively under the Equity Plan and any other security based compensation arrangement of the Company may not exceed 10% of the Company’s issued and outstanding Shares at any time. As of December 31, 2020, there were 3,936,322 awards outstanding under the Equity Plan, comprised of 3,067,322 Options and 869,000 Share-Based Awards, representing approximately 6% of the issued and outstanding Shares of the Company at such time. As at December 31, 2020, there were 2,754,859 Shares remaining available for future issuance under our Equity Plan, representing approximately 4% of the issued and outstanding Shares of the Company at such time.

The complete text of the Amended and Restated Equity Plan is set out in Appendix D to this Proxy Statement and provided below is a summary of the material terms of the Amended and Restated Equity Plan.

“Rolling” Maximum Reserve

The TSX permits the adoption of a “rolling” type of security-based compensation plan whereby the number of common shares available for issuance under the plan will not be greater than a rolling maximum percentage of the outstanding common shares. The Amended and Restated Equity Plan provides that the number of Shares reserved for issuance upon the exercise or redemption of awards granted under the Amended and Restated Equity Plan is a rolling maximum of ten percent (10%) of the outstanding Shares at any point in time. The purpose of adopting a “rolling” type of security-based compensation plan is to ensure that a sufficient number of Shares remain issuable under the Amended and Restated Equity Plan to meet the overall objective of the Amended and Restated Equity Plan. Any exercise, redemption, expiry or lapse of awards will make new grants available under the Amended and Restated Equity Plan effectively resulting in a “re-loading” of the number of awards available to be granted.

Types of Awards

The Amended and Restated Equity Plan is an omnibus share-based compensation plan, pursuant to which the Company is authorized to award share options (“Options”), stock appreciation rights, deferred share units, restricted share units (performance-based), restricted stock and other share-based awards (“Share-Based Awards”), which may be settled in Shares issued from the treasury or in cash. To date, only Options and Share-Based Awards have been awarded under the Amended and Restated Equity Plan.

An Option is a right to purchase a Share for a fixed exercise price. A stock appreciation right is a right to either a cash payment or the issuance of Shares with a market price equal in value to the difference between the exercise price and the fair market value of a Share (calculated as the closing price of the Shares on the TSX on the date immediately preceding the applicable exercise date rounded up to the nearest cent). A stock appreciation right may be granted in relation to an Option or on a stand-alone basis. A deferred share unit is a right to a Share or a cash payment equal to the fair market value of a Share redeemable only after the participant has ceased to hold all positions with the Company and its affiliates. A restricted share unit is a right to a Share or a cash payment equal to the fair market value of a Share redeemable after the passage of time, the achievement of performance targets or both. A restricted stock is a Share issued to a participant subject to conditions which may include the passage of time, the achievement of performance targets or both.

When dividends are paid on the Shares, an additional number of restricted share units and deferred share units, as the case may be, will be credited to the eligible holder thereof. The additional units credited will be determined as the amount of the dividend multiplied by the number of restricted share units or deferred share units, as the case may be, credited to the eligible holder thereof at the record payment date, and divided by the market price of a Share on the dividend payment date.

Other Terms

The Amended and Restated Equity Plan authorizes the Board (or a committee of the Board if so authorized by the Board) to grant awards to “Eligible Persons”. Eligible Persons are directors, officers, employees, consultants, management company employees and any other service providers of the Company or its affiliates (as determined by the Board).

The aggregate number of Shares issued to insiders of the Company within any one (1) year period under the Amended and Restated Equity Plan, together with any other security based compensation arrangement, cannot exceed 10% of the outstanding Shares. In addition, the aggregate number of Shares issuable to insiders of the Company at any time under the Amended and Restated Equity Plan, together with any other security-based compensation arrangement, cannot exceed ten percent (10%) of the outstanding Shares. The Amended and Restated Equity Plan also includes a non-employee director participation limit such that the aggregate value of all awards granted to any one non-employee director in any one year period under the Amended and Restated Equity Plan, together with any other security-based compensation arrangement, may not exceed $150,000 (with no more than $100,000 attributable to Options) based on the grant date fair value of the awards, other than awards granted in lieu of cash fees payable for serving as a director. There are otherwise no limits on the maximum number of awards that may be issued to any single Eligible Person.

The date of grant, the number of Shares, the term, the vesting period and any other terms and conditions of awards granted pursuant to the Amended and Restated Equity Plan are determined by the Board, subject to the express provisions of the Amended and Restated Equity Plan.

The exercise price of an Option and a stock appreciation right will be the closing price of the Shares on the TSX for the trading day immediately preceding the date of the grant. There is no exercise price for other awards. The purchase price for restricted stock will generally be nil, although past service may be treated as consideration for the grant of restricted stock.

Options will vest as to one-third (1/3rd) on each of the first three anniversaries of the date of grant (subject to the terms of the Amended and Restated Equity Plan). Unless otherwise specified by the Board at the time an Option or stock appreciation right is granted under the Amended and Restated Equity Plan, the term of the Option or stock appreciation right will be ten (10) years from the date of the grant (which is the maximum allowable term under the Amended and Restated Equity Plan), unless the expiry of the term falls during a blackout (or within ten (10) business days following the end of a blackout) from trading in the securities of the Company imposed on certain persons including the optionee or stock appreciation right holder pursuant to any policies of the Company; and where such a blackout applies, the expiry of the term of the Option or stock appreciation right shall automatically be extended to ten (10) business days following the end of the blackout.

Subject to the terms of the award agreement and the discretion of the Company to accelerate the vesting of an award, or extend the term of an award (but not to later that the original expiry date of the awards), awards will terminate immediately upon the holder ceasing to be an Eligible Person, provided however, in the event of: (i) death, the vested award continues to be exercisable or redeemable for a period up to six (6) months from the date of death, or (ii) termination without cause or resignation, the vested award continues to be exercisable or redeemable for a period up to ninety (90) days from the date of termination. No award is exercisable or redeemable following expiry of the term.

For stock appreciation rights which are not granted in relation to an Option and for all other awards, the terms and conditions, including the vesting, redemption and expiry terms (as applicable), will be set out in the applicable award agreement or as otherwise set out in the Amended and Restated Equity Plan.

For stock appreciation rights which are granted in relation to an Option, the vesting, term and other terms and conditions will be the same as for the related Option and the exercise of the stock appreciation right will result in a cancellation of the related Option and vice versa.

Share-Based Awards vest as certain performance related events are achieved. A Share-Based Award is the right to receive one Share issued from treasury for each vested unit redeemed or, at the election of the Company, a cash payment equal to the number of vested units redeemed, multiplied by the market price of a Share on the date of vesting or any combination of payment and issuance of Shares. If the performance related event does not occur or does not occur in the time provided in the grant, the Share-Based Awards expire and will be cancelled.

In the event an offer is made for the Shares which would result in the offeror exercising control of the Company within the meaning of applicable securities laws, the Board may, in its discretion, provide that any award under the Amended and Restated Equity Plan then outstanding which are not otherwise exercisable or redeemable may be exercised or redeemed, in whole or in part, so as to allow the holder to tender the Shares received upon such an exercise or redemption.

Awards are non-assignable. No financial assistance is provided to any Eligible Person to facilitate the purchase of Shares under the Amended and Restated Equity Plan.

The Amended and Restated Equity Plan contains a formal amendment procedure. The Board may amend certain terms of the Amended and Restated Equity Plan without requiring the approval of Shareholders, subject to those provisions of applicable law and regulatory requirements (including the rules, regulations and policies of the TSX), if any, that require the approval of Shareholders. Amendments not requiring Shareholder approval include, without limitation: altering, extending or accelerating award vesting terms and conditions; amending the termination provisions of an award; accelerating the expiry date of an Option or stock appreciation right; determining adjustments pursuant to the provisions of the Amended and Restated Equity Plan concerning corporate changes; amending the definitions contained in the Amended and Restated Equity Plan; amending or modifying the mechanics of exercising or redeeming awards (including by including or modifying a cashless exercise feature for Options, payable in cash or Shares, which provides for a full deduction of the number of underlying Shares from the plan maximum); amending provisions relating to the administration of the Amended and Restated Equity Plan; making “housekeeping” amendments, such as those necessary to cure errors or ambiguities contained in the Amended and Restated Equity Plan; effecting amendments necessary to comply with the provisions of applicable laws or to qualify for intended tax treatment; and suspending or terminating the Amended and Restated Equity Plan.

The Amended and Restated Equity Plan specifically provides that the following amendments require Shareholder approval: increasing the number of Shares issuable under the Amended and Restated Equity Plan, except by operation of the “rolling” maximum reserve; amending the Amended and Restated Equity Plan which amendment could result in the aggregate number of Shares issued to insiders within any one year period or issuable to insiders at any time under the Amended and Restated Equity Plan, together with any other security based compensation arrangement, exceeding 10% of the outstanding Shares; extending the term of any Option or stock appreciation right beyond the expiry of the original term of the award (other than in connection with a blackout period); reducing the exercise price of an Option or cancelling and replacing Options with Options having a lower exercise price; amending the class of Eligible Persons which would have the potential of broadening or increasing participation in the Amended and Restated Equity Plan by insiders; permitting the introduction or reintroduction of non-employee directors as Eligible Persons on a discretionary basis or increasing the limits previously imposed on non-employee director participation; allowing for the transfer or assignment of awards under the plan, other than for normal estate settlement purposes; increasing the length of the period after a blackout period during which Options or stock appreciation rights may be exercised; amending the formal amendment procedures; and making any amendments required to be approved by Shareholders under applicable law.

The above summary is qualified in its entirety by the full text of the Amended and Restated Equity Plan, which is set out in Appendix D. The Board encourages Shareholders to read the full text of the Amended and Restated Equity Plan before voting on the resolutions set forth in Appendix B and Appendix C.

Equity Compensation Plan Information

The following table sets forth certain details as at the end of the year ended December 31, 2020 with respect to compensation plans pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Shareholders	3,936,322	C$5.38	2,754,859
Equity Compensation Plans Not Approved by Shareholders	—	—	—
Total	3,936,322	C$5.38	2,754,859

(1)	Includes Share-Based Awards that are redeemable for no consideration. Excluding Share-Based Awards, the weighted-average exercise price reported in this column would be C$6.91.

Annual Burn Rate

The following table provides the annual burn rate associated with the Equity Plan (now the Amended and Restated Equity Plan) for each of the Company’s three most recent fiscal years:

Equity Compensation Plan	Fiscal year	Number of securities granted under the plan(1)	Weighted average number of securities outstanding(2)	Annual burn rate(3)
Equity Plan	2020	2,149,000	58,500,000	3.7%
	2019	865,000	49,418,000	1.8%
	2018	1,182,000	44,357,000	2.7%

(1)	Corresponds to the number of securities granted under the plan in the applicable fiscal year.
(2)

The weighted average number of securities outstanding during the period corresponds to the number of securities outstanding at the beginning of the period, adjusted by the number of securities bought back or issued during the period, and multiplied by a time-weighting factor rounded to the nearest 1,000 shares.

(3)	The annual burn rate percent corresponds to the number of securities granted under the plan divided by the weighted average number of securities outstanding.

Retirement Benefits

The Company sponsors a retirement savings plan that is qualified under section 401(k) of the United States Internal Revenue Code (the “401(k) Plan”) and provides that participating employees are eligible to make contributions of 1% to 15% of their total salaries, subject to prescribed limits. The Company matches up to 25% of up to 4% of an eligible employee’s contributions.

The Company also sponsors a nonqualified deferred compensation plan for its Named Executive Officers and other executives under section 409A of the United States Internal Revenue Code (the “409A Plan”) and provides that participating employees are eligible to defer up to 80% of their salaries and annual cash bonuses on an annual basis. The Company may match up to 25% of the first 4% of employee salary deferrals. Since the summer of 2012 due to the under performance of the Company, the Company suspended the Company match on the nonqualified deferred compensation plan.

Other Benefits

In certain cases, the Compensation and Corporate Governance Committee may recommend inclusion of automobile allowances, fitness allowances and the payment of certain professional dues as a component of a competitive remuneration package for executives.

Hedge or Offset Instruments

Named Executive Officers or directors are not permitted to purchase financial instruments that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by Named Executive Officers or directors, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds.

Summary Compensation Table

The Company is currently considered an “emerging growth company” and a “smaller reporting company” for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table for two years for three “Named Executive Officers” with respect to 2020. The following table details the compensation information for the fiscal years ended December 31, 2020 and December 31, 2019 of the Company for the President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, and our next-most highly compensated employee in 2020 and 2019 (each, an “NEO” and, collectively the “Named Executive Officers”), as determined pursuant to the SEC’s disclosure requirements for executive compensation in Item 402 of Regulation S-K. All amounts presented are as recorded in US dollars.

Name and Principal Position	Year	Salary			Bonus	Share-Based Awards(1)		Option-Based Awards			All Other Compensation			Total Compensation
Michael A. DeGiglio, Chief Executive Officer	2020 2019	$ $	661,250 661,250		— —	$ $	2,530,000 543,407	$ $	903,000 798,525	(2) (2)	$ $	25,642 25,713	(3) (3)	$ $	4,119,892 2,028,895
Stephen C. Ruffini, Executive Vice President and Chief Financial Officer	2020 2019	$ $	402,500 402,500		— —	$ $	1,395,000 543,407	$ $	694,000 798,525	(4) (4)	$ $	3,857 21,582	(5) (5)	$ $	2,495,357 1,766,014
Mandesh Dosanjh, President and CEO—Pure Sunfarms	2020 2019	$ $	270,963 —	(6)	$65,581 —		$1,305,480 —		— —		$ $	— —		$ $	1,642,024 —

(1)

The amounts listed in this column represent the grant date fair value of the Share-Based Awards granted to Named Executive Officers in 2020 and 2019, some of which have vested based on performance events involving our cannabis subsidiary and have been settled in Shares and some of which are still unvested and will only vest if certain performance events are achieved. The grant date fair value is calculated based on the number of Share-Based Awards granted multiplied by the price of the Shares on the date of grant, converted into United States dollars based on the Bank of Canada closing exchange rate on the grant date.

(2)

Mr. DeGiglio received a grant of 300,000 Options in September 2020 and a grant of 100,000 Options in March 2019, the amounts listed in this column represent the grant date fair value of the Options as calculated using the Black-Scholes option pricing model resulting in a value of US$3.01, for 2020, and US$7.985, for 2019, per Option.

(3)	Mr. DeGiglio received a $24,000 auto allowance and $1,642 in employer 401(k) matches during 2020 and a $24,000 auto allowance and $1,713 in employer 401(k) matches during fiscal 2019.
(4)

Mr. Ruffini received a grant of 200,000 Options in June 2020 and a grant of 100,000 Options in March 2019, the amounts listed in this column represent the grant date fair value of the Options as calculated using the Black-Scholes option pricing model resulting in a value of US$3.47, for 2020, and US$7.985, for 2019, per Option.

(5)

Mr. Ruffini received $3,857 and $4,025 in employer 401(k) matches during fiscal 2020 and 2019, respectively. Additionally, Mr. Ruffini received a distribution from our 409A Plan of $17,557 in 2019, which represents prior year wages that Mr. Ruffini deferred into a future period pursuant to the executive deferral plan.

(6)

Mr. Dosanjh became a reportable employee of the Company upon the completion of the acquisition of Pure Sunfarms Corp. on November 5, 2020. For the Summary Compensation Table his entire compensation for 2020 has been reported. Mr. Dosanjh had a full year 2020 and 2019 salary of C$345,000 and was paid a 2020 bonus of C$83,500, which have been converted into United States dollars at the weighted average 2020 exchange rate of 0.7853 Canadian dollars to one United States dollar.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Common Shares Underlying Unexercised Options Exercisable	Number of Common Shares Underlying Unexercised Options Unexercisable		Option Exercise Price(1)	Option Expiration Date	Number of Share-Based Awards That Have Not Vested		Market Value of Share- Based Awards That Have Not Vested(2)
Michael A. DeGiglio	100,000			$1.00	March 13, 2024	210,000	(5)	$2,129,400
	100,000			$1.14	March 18, 2024
	100,000			$1.12	March 29, 2026
	33,333	66,667	(3)	$14.29	March 12, 2029
	—	300,000	(4)	$4.91	September 30, 2030
Stephen C. Ruffini	50,000			$1.00	March 13, 2022	170,000	(5)	$1,723,800
	100,000			$0.67	March 14, 2023
	75,000			$1.16	March 18, 2024
	33,333	66,667	(6)	$14.29	March 12, 2029
	—	200,000	(7)	$5.72	May 31, 2030
Mandesh Dosanjh	—	—				258,000	(5)	$2,616,120

(1)

The Option Exercise Price is determined by the fixed Canadian Option exercise price multiplied by the U.S./Canadian dollar exchange rate of 0.785 Canadian dollars to one United States dollar on December 31, 2020 rounded to the nearest U.S. penny.

(2)	The Market Value of the Share-Based Awards That Have Not Vested (not earned) is based on the closing stock price of the Shares on Nasdaq on December 31, 2020 of $10.14.
(3)	The Options were issued on March 12, 2019 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first three anniversaries of the date of the grant.
(4)

The Options were granted on September 30, 2020 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first three anniversaries of the date of the grant.

(5)	Share-Based Awards vest based on the achievement of certain performance targets or the passage of time.
(6)	The Options were issued on March 12, 2019 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first 3 anniversaries of the date of the grant.
(7)	The Options were issued on May 31, 2020 and will vest over a three-year period, with one-third (1/3) of the issued Options vesting on each of the first 3 anniversaries of the date of the grant.

Narrative Description of Summary Compensation Table

Total compensation paid to the Named Executive Officers is comprised of three principal components: salary, bonus and equity-based awards (Share-Based Award grants and Options). Salary is generally fixed and does not vary based on our financial or operational performance. Bonuses, which have not been paid in over three years, to the Company’s CEO and CFO are primarily based on the qualitative objective of exceeding our operating budget for a given fiscal year. Mr. Dosanjh’s bonus is based on a percentage of his salary. Equity based compensation is two-fold: Options are granted at the Compensation and Corporate Governance Committee’s discretion with a 3-year vesting schedule (33% per year) and performance stock grants are awarded to the NEOs based on specific short term or longer-term achievement of certain strategic objectives. Our Compensation and Corporate Governance Committee reviews total compensation, including a review by an outside compensation consulting firm, to see if NEOs’ compensation packages are in line with peer companies. For calendar years 2020 and 2019, the Compensation and Corporate Governance Committee determined that our NEO compensation program was generally competitive with the members of our peer group.

Termination and Change of Control Benefits

The employment agreements for each of our Named Executive Officers provide for payments upon certain events of termination and change of control, as more fully described under “Executive Officers—Employment Agreements”, which section is incorporated by reference herein.

The following table outlines the incremental values that would have been paid to the Named Executive Officers if they had separated from the Company on December 31, 2020.

Name	Termination Without Cause or Resignation for Good Reason	Change in Control
Michael A. DeGiglio Chief Executive Officer and President	3 x base salary = US$1,983,750 for non-renewal of Agreement, Termination without cause or Resignation for Good Reason	3 x base salary = US$1,983,750
Stephen C. Ruffini Executive Vice President and Chief Financial Officer	1.5 x base salary = US$603,750 for non-renewal of Agreement, Termination without cause or Resignation for Good Reason.	1.5 x base salary = US$603,750
Mandesh Dosanjh President and Chief Executive Officer—Pure Sunfarms	12 months of base salary = US$270,963 for Termination without cause or Resignation for Good Reason.	24 months of base salary = US$541,926

DIRECTOR COMPENSATION

Overview

The Compensation and Corporate Governance Committee makes recommendations regarding compensation payable to our non-employee directors to the entire Board of Directors, which then makes final decisions regarding such compensation.

Cash Compensation

Prior to October 1, 2020

Each non-employee director of the Company received a retainer of C$18,000 per year, payable in monthly installments, plus C$1,500 per meeting and C$750 per teleconference. The Chairman of the Board received an additional annual fee of C$10,000 payable in monthly installments. The Audit Committee Chairman received an additional C$5,000 per year, payable monthly. The Compensation and Corporate Governance Committee Chairman received an additional C$3,000 per year, payable monthly. The Audit Committee members received an annual fee of C$6,000, payable monthly, plus C$1,000 per meeting and C$500 per teleconference. The Compensation and Corporate Governance Committee members received an annual fee of C$3,000, payable monthly, plus C$1,000 per meeting and C$500 per teleconference. Directors were also entitled to be reimbursed for reasonable out of pocket expenses incurred by them in connection with their services as directors. Directors of the Company were eligible to participate in the Equity Plan.

On and After October 1, 2020

Effective October 1, 2020, each non-employee director of the Company receives a retainer of $40,000 per year, payable in monthly installments and there are no meeting or teleconference fees. The director fees are now being paid in U.S. dollars as it is the dominant currency for the Company. The Chairperson of the Board receives an additional annual fee of $20,000, payable monthly, the Audit Committee Chairperson receives an additional $10,000 per year, payable monthly, and the Compensation and Corporate Governance Committee Chairperson receives an additional $5,000 per year, payable monthly. Directors are also entitled to be reimbursed for reasonable out of pocket expenses incurred by them in connection with their services as directors. Directors of the Company are also eligible to participate in the Equity Plan (now the Amended and Restated Equity Plan). Options were granted pursuant to the Equity Plan to non-employee directors in 2020, as the Compensation and Corporate Governance Committee believes that a portion of the annual board fees should be in the form of equity compensation.

The table below provides compensation information for the calendar year ended December 31, 2020 for each non-employee member of the Board.

Name	Fees Earned	Share-Based Awards(3)	Option-Based Awards(4)		Total
John R. McLernon(1)	$40,885	$271,733	$46,270	(5)	$87,155
Christopher C. Woodward(1)	$35,985	$271,733	$46,270	(6)	$82,255
John P. Henry(2)	$38,317	—	$46,270	(7)	$84,587
Dave Holewinski(2)	$34,383	—	$46,270	(8)	$80,653
Roberta Cook(2)(4)	$14,803	—	$—		$14,803

(1)	Paid in Canadian dollars. The US dollar amount shown was converted monthly at the average exchange rate for each month as posted by the Bank of Canada.
(2)	Paid in U.S. dollars.
(3)

The amounts listed in this column represent the grant date fair value of the Options granted to non-employee directors as calculated using the Black-Scholes option pricing model resulting in a value of $3.01 per Option.

(4)	Ms. Cook retired from the Company’s Board in June 2020.
(5)	As of December 31, 2020, John R. McLernon had 135,372 Options outstanding.
(6)	As of December 31, 2020, Christopher C. Woodward had 121,372 Options outstanding.
(7)	As of December 31, 2020, John P. Henry had 116,372 Options outstanding.
(8)	As of December 31, 2020, Dave Holewinski had 116,372 Options outstanding.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, none of the persons who have been directors or executive officers of the Company at any time since January 1, 2020, none of the proposed nominees for election as a director of the Company and none of the associates or affiliates of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter scheduled to be acted upon at the Meeting other than the election of directors.

INTEREST OF RELATED PERSONS IN TRANSACTIONS

Except as described below, for the last two completed fiscal years, no director, proposed director, executive officer, or immediate family member of a director, proposed director or executive officer nor, to the knowledge of our directors or executive officers, after having made reasonable inquiry, any person or company who beneficially owns, directly or indirectly, Shares carrying more than 5% of the voting rights attached to all Shares outstanding at the date hereof, or any immediate family member thereof, had any material interest, direct or indirect, in any transaction or proposed transaction of the Company which involves an amount exceeding the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, other than compensation arrangements which are described under “Executive Compensation” and “Director Compensation” as of this Proxy Statement.

Securityholders’ Agreement with Mr. DeGiglio

Michael DeGiglio, our Chief Executive Officer, is party to the Amended and Restated Securityholders’ Agreement, by and among the Company, VF Operations Canada Inc., Mr. DeGiglio, and other parties thereto, dated December 31, 2009 (the “Securityholders’ Agreement”), pursuant to which the Company has granted to Mr. DeGiglio certain pre-emptive rights, as well as “demand” and “piggyback” registration rights. These rights enable Mr. DeGiglio to require the Company to file a prospectus (in the case of a demand registration) and otherwise assist with a public offering of Common Shares, subject to certain limitations. In the event of a “piggyback” offering, our financing requirements are to take priority. Subject to the approval of the TSX, in the event that the Company decides to issue equity securities or securities convertible into or exchangeable for equity securities of the Company other than to officers, employees, consultants or directors of the Company or any subsidiary of the Company pursuant to a bona fide incentive compensation plan, the Securityholders’ Agreement provides, among other things, Mr. DeGiglio with pre-emptive rights to purchase such number of newly issued equity securities in order to maintain his pro rata ownership interest in the Company.

2022 SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented in our proxy materials relating to our 2022 annual meeting of Shareholders must be received at our registered office at 4700 - 80th Street, Delta, British Columbia, Canada, V4K 3N3 by February 5, 2022, which is the deadline for a proposal to be valid under the CBCA, which is later than the January 3, 2022 deadline for Shareholder proposals to be submitted under Rule 14a-8 of the Exchange Act.

In order for a Shareholder proposal to be eligible under the CBCA, it must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate: (a) constitute at least 1% of our issued Shares that have the right to vote at general meetings; or (b) have a fair market value of at least C$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered or beneficial owner of our Shares that carry the right to vote at general meetings for an uninterrupted period of at least six months before the date the proposal is submitted.

In order for a Shareholder proposal to be eligible for inclusion in the proxy statement under the Exchange Act, the Shareholder must submit the proposal in accordance with Rule 14a-8, and the Shareholder must have continuously held at least $2,000 in market value, or 1%, of the Shares entitled to be voted on the proposal at the meeting, for at least one year by the date the Shareholder submits the proposal. The Shareholder must continue to hold those Shares through the date of the meeting.

A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the CBCA or a Shareholder proposal made pursuant to the CBCA provisions described above, is required to comply with Section 1.4 of the Advance Notice Bylaw. Section 1.4 of the Bylaw provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to the Secretary of the Company not less than 30 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice must be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 1.4 of the Advance Notice Bylaw, and is not

comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 1.4 of the Advance Notice Bylaw, a copy of which is filed under the Company’s profiles at www.sedar.com and www.sec.gov. For such Shareholder’s director nominee to be eligible for inclusion in the proxy statement, however, such nomination must be received by our registered office by February 5, 2022.

For any other Shareholder proposals to be presented at our next annual meeting of Shareholders, Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the first anniversary of the date of first mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the brokers or nominees will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2022 Annual Meeting of Shareholders, if we are not provided notice of a Shareholder proposal, which the Shareholder has not previously sought to include in our proxy statement, by February 5, 2022, the brokers or nominees will be allowed to use their discretionary authority with respect to the voting of proxies.

HOUSEHOLDING OF ANNUAL PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy materials or annual report to Shareholders may have been sent to multiple Shareholders in each household unless otherwise instructed by such Shareholders. We will deliver promptly a separate copy of these documents to any Shareholder upon written or oral request to our Chief Financial Officer at Village Farms International, Inc. 4700 - 80th Street, Delta, British Columbia, V4K 3N3, telephone: 604-940-6012. Any Shareholder who wants to receive separate copies of our proxy materials or annual report to Shareholders in the future, or any Shareholders who is receiving multiple copies and would like to receive only one copy per household, should contact the Shareholder’s bank, broker, or other nominee record holder, or the Shareholder may contact us at the above address and phone number.

INDEBTEDNESS

As of the date hereof, there is no indebtedness owing to the Company by any employees, officers or directors of the Company. The Company did not provide financial assistance to any employees, officers or directors for the purchase of securities during the year ended December 31, 2020 or from January 1, 2021 to the date hereof.

MANAGEMENT CONTRACTS

The management functions of the Company are not, in any way, performed in a substantial degree by a person or persons other than the directors or the executive officers of the Company.

ADDITIONAL INFORMATION

Additional information relating to us, including our most current Annual Report on Form 10-K, as amended (together with documents incorporated therein by reference), our consolidated financial statements for the year ended December 31, 2020, the report of the independent registered public accounting firm thereon, and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2020 can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR at www.sedar.com Copies of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2020, including the financial statements and the financial statement schedules, required to be filed with the SEC, are available upon written request, free of charge, to our securityholders. Requests should be in writing and addressed to the attention of Stephen C. Ruffini, Chief Financial Officer, at 4700-80th Street, Delta, British Columbia, V4K 3N3. Our financial information is provided in our consolidated financial statements for the year ended December 31, 2020 and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2020.

DIRECTORS’ APPROVAL

The contents and sending of this Proxy Statement have been approved by our directors.

(signed) John McLernon

Chairman

APPENDIX A

VILLAGE FARMS INTERNATIONAL, INC. (the “Company”)

MANDATE OF THE BOARD OF DIRECTORS

The purpose of this document is to summarize the governance and management roles and responsibilities of the board of directors of the Company (the “Board”).

1.	ACCOUNTABILITY

The Board is responsible to shareholders.

2.	ROLE

The role of the Board is to focus on governance and stewardship of the business carried on by the Company as a whole. The Board will review strategy, assign responsibility for achievement of that strategy, and monitor performance against those objectives. In fulfilling this role, the Board will regularly review the strategic plans developed by management so that they continue to be responsive to the changing business environment in which the Company operates.

3.	RESPONSIBILITIES

In order that the Board fulfills its role, the Board will:

(a)	Define Shareholder Expectations

•	Satisfy itself that there is effective communication between the Board and the Company’s shareholders, other stakeholders, and the public.

•	Determine, from time to time, the appropriate criteria against which to evaluate performance, and set corporate strategic goals and objectives within this context.

(b)	Establish Strategic Goals, Performance Objectives, Operational Policies and Identify Principal Risks

The Board will review and approve broad strategic corporate objectives and establish corporate values against which the performance of the Company will be measured. In this regard, the Board will, at least annually:

•	Approve long-term strategies;

•	Review and approve management of the Company’s strategic and operational plans so that they are consistent with long-term goals;

•	Approve strategic and operational policies within which management of the Company will operate;

•	Identify the principal risks of the Company and ensure implementation of appropriate systems to manage these risks;

•	Set targets against which to measure corporate and executive performance of the Company;

•	Satisfy itself that a portion of executive compensation is linked appropriately to Company performance; and

•	Satisfy itself that a process is in place with respect to the appointment, development, evaluation and succession of senior management of the Company.

4.	QUALIFICATIONS OF DIRECTORS

Directors are expected to have the highest personal and professional ethics and values and be committed to advancing the best interests of the Company and its shareholders. They are also expected to possess skills and competencies in areas that are relevant to the Company’s activities and that enhance the ability of the Board to effectively oversee the business and affairs of the Company.

A majority of the Board must be independent. Independent shall have the meaning, as the context requires, given to it in National Instrument 52-110 Audit Committees, as may be amended from time to time. The chairperson of the Board (the “Chair of the Board”) must be an independent director. The Chair of the Board should act as the effective leader of the Board and ensure that the Board’s agenda will enable it to successfully carry out its duties. The position description for the Chair of the Board is attached hereto as Schedule A.

Each director must have an understanding of the Company’s principal operational and financial objectives, plans and strategies, financial position and performance as well as the performance of the Company relative to its principal competitors. Directors must have sufficient time to carry out their duties and not assume responsibilities that would materially interfere with, or be incompatible with, Board membership. Directors, who experience a significant change in their personal circumstances, including a change in their principal occupation, are expected to advise the chairperson of the Compensation and Corporate Governance Committee (the “Committee Chair”) and, if determined appropriate by the Board on the recommendation of the Compensation and Corporate Governance Committee, resign from the Board.

5.	MEETINGS

The Board has meetings at least once in each quarter, with additional meetings held when required. Additional meetings may be called by the Chair of the Board or any two directors on proper notice. Board meetings may be held by telephonic means.

The Chair of the Board is primarily responsible for the agenda. Prior to each Board meeting, the Chair of the Board will discuss agenda items for the meeting with the Chief Executive Officer of the Company, and other members of the Board. Any director may propose the inclusion of items on the agenda, request the presence of, or a report by any member of senior management of the Company, or at any Board meeting raise subjects that are not on the agenda for that meeting.

The Audit Committee of the Company has meetings quarterly, with additional meetings held when required. The Compensation and Corporate Governance Committee of the Company has meetings as often as it deems necessary. Meeting frequency and agendas for the standing committees may change from time to time, however, depending on opportunities or risks faced by the Company and its subsidiaries. The committee chairperson or any two members of a committee may call a committee meeting, request that an item be included on the committee’s agenda or raise subjects that are not on the agenda for that meeting.

Audit Committee meetings can also be called by the Company’s auditor or the Chief Financial Officer of the Company. Notice of the place, day and time of each Board or committee meeting must be served on each director or manager at least 48 hours prior to the meeting. Directors or committee members, however, may waive notice of any meeting. Attendance of a director, in person or by telephone, at a Board meeting shall constitute a waiver of notice of that meeting except, with respect to Board meetings, in circumstances described in the By-laws of the Company (the “By-laws”). The notice needs to state the purpose or purposes for which the meeting of directors or managers is being held.

7.	EVALUATION OF BOARD, DIRECTORS AND COMMITTEES

The Compensation and Corporate Governance Committee, in consultation with the Chair of the Board, will ensure that an appropriate system is in place to evaluate and perform an annual evaluation of the effectiveness of the Board as a whole as well as the committees of the Board, and the boards of directors or managers and board committees of the Company’s subsidiaries, to ensure they are fulfilling their respective responsibilities and duties. In connection with these evaluations, each director will be requested to provide his or her assessment of the effectiveness of the Board and each committee as well as the performance of individual directors. These evaluations should take into account the competencies and skills each director is expected to bring to his or her particular role on the Board or on a committee, as well as any other relevant facts. The position description for a committee chairperson is attached hereto as Schedule B.

(a)	Management’s Role

•

The primary responsibility of management of the Company is to safeguard the Company’s assets and to create wealth for shareholders. When performance is found to be inadequate, the Board has the responsibility to bring about appropriate change.

•

Management of the Company is under the direction of its Chief Executive Officer. The Board shall take such steps as it deems necessary to satisfy itself as to the integrity of the Chief Executive Officer and other executive officers of the Company and that such individuals create a culture of integrity throughout the Company.

(b)	Management’s Relationship to the Board

•	Senior management of the Company, primarily through the Chief Executive Officer, reports to and is accountable to the Board.

•

Business plans are developed to ensure the compatibility of shareholder, Board and management views on the Company and the Company’s subsidiaries’ strategic direction, performance targets and utilization of shareholders’ equity. A meeting of the Board is held each year to review the strategic initiatives and the business plan submitted by senior management of the Company.

(c)	Board Access to Management

•

Information provided by management to directors is critical to their effectiveness. In addition to the reports presented to the Board at its regular and special meetings, the Board is also kept informed on a timely basis by management of the Company with respect to developments and key decisions taken by management in pursuing the Company’s business plan. The directors periodically assess the quality, completeness and timeliness of information provided by management to the Board.

(d)	Management Performance Review and Rewards

•

The Compensation and Corporate Governance Committee of the Company annually reviews the position description of the Chief Executive Officer and establishes objectives against which his or her performance is reviewed, with his or her compensation or level being assessed against these agreed objectives. Similar reviews and assessments are undertaken for other members of senior management in consultation with the Chief Executive Officer.

•	The compensation plans of the Company are based on maintaining a direct link between management rewards and the wealth created for shareholders.

9.	COMMUNICATION AND DISCLOSURE POLICIES

The Company has adopted a Disclosure and Insider Trading Policy, which summarizes its policies and practices regarding disclosure of material information to investors, analysts and the media. The purpose of this policy is to ensure that the Company’s communications with the investment community are timely, consistent and in compliance with all applicable securities legislation. The Disclosure and Insider Trading Policy is reviewed annually by the Board and is available on the Company’s website.

The Company endeavors to keep its shareholders informed of its progress through a comprehensive annual report, annual information form, quarterly interim reports and periodic press releases. It also maintains a website that provides summary information about the Company and ready access to its published reports, press releases, statutory filings and supplementary information provided to analysts and investors. Directors and management meet with the Company’s shareholders at the annual meeting and are available to respond to questions at that time.

The Company also maintains an investor relations program to respond to inquiries in a timely manner. Management meets on a regular basis with investment analysts, financial advisors and interested members of the public to ensure that accurate information is available to investors, including quarterly conference calls to discuss the Company’s financial results. The Company also endeavors to ensure that the media is kept informed of developments as they occur, and have an opportunity to meet and discuss these developments with the Company’s designated spokespersons.

10.	CODE OF ETHICS AND WHISTLEBLOWER POLICY

The Board expects all directors, managers, officers and employees of the Company and its subsidiaries to conduct themselves in accordance with the highest ethical standards and to adhere to the Company’s Code of Ethics and Whistleblower Policy (the “Code”). Any waiver of the Code for officers, directors or managers may only be made by the Board or the Compensation and Corporate Governance Committee and will be disclosed to shareholders by the Company to the extent required by law, regulation or stock exchange requirement.

11.	PROHIBITION ON PERSONAL LOANS

The Company will not, either directly or indirectly, including through its subsidiaries, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director or executive officer.

12.	FEEDBACK

The Board welcomes input and comments from shareholders of the Company. Input or comments for the Board or its committees should be directed to the Company Secretary at:

Board of Directors of Village Farms International, Inc.

c/o Stephen C. Ruffini, Company Secretary

Village Farms International, Inc.

4700 - 80th Street

Delta, British Columbia

V4K 3N3

SCHEDULE A

Position Description of Chairperson of the Board (the “Chair of the Board”)

The Chair of the Board of the Company is principally responsible for overseeing the operations and affairs of the Board. In fulfilling his or her responsibilities, the Chair of the Board will:

(a)	provide leadership to foster the effectiveness of the Board;

(b)	ensure there is an effective relationship between the Board and senior management of the Company;

(c)	ensure that the appropriate committee structure is in place and assist the Compensation and Corporate Governance Committee in making recommendations for appointments to such committees;

(d)	in consultation with the other members of the Board and the Chief Executive Officer of the Company, prepare the agenda for each meeting of the Board;

(e)	ensure that all directors receive the information required for the proper performance of their duties, including information relevant to each meeting of the Board;

(f)

chair Board meetings, including stimulating debate, providing adequate time for discussion of issues, facilitating consensus, encouraging full participation and discussion by individual directors and confirming that clarity regarding decision-making is reached and accurately recorded;

(g)

together with the Compensation and Corporate Governance Committee, ensure that an appropriate system is in place to evaluate the performance of the Board as a whole, the Board’s committees and individual directors, and make recommendations to the Compensation and Corporate Governance Committee for changes when appropriate;

(h)	work with the Chief Executive Officer of the Company and other members of senior management to monitor progress on strategic planning, policy implementation and succession planning; and

(i)	provide additional services required by the Board.

SCHEDULE B

Position Description of a Committee Chairperson (a “Committee Chair”)

A Committee Chair is principally responsible for overseeing the operations and affairs of his or her particular committee. In fulfilling his or her responsibilities, a Committee Chair will:

(a)	provide leadership to foster the effectiveness of the committee;

(b)	ensure there is an effective relationship between the Board and the committee;

(c)	ensure that the appropriate charter is in effect and assist the Compensation and Corporate Governance Committee in making recommendations for amendments to the charter;

(d)	in consultation with the other members of the committee and Board, where appropriate, prepare the agenda for each meeting of the committee;

(e)	ensure that all committee members receive the information required for the proper performance of their duties, including information relevant to each meeting of the committee;

(f)

chair committee meetings, including stimulating debate, providing adequate time for discussion of issues, facilitating consensus, encouraging full participation and discussion by individual members and confirming that clarity regarding decision-making is reached and accurately recorded; and

(g)

together with the Compensation and Corporate Governance Committee, ensure that an appropriate system is in place to evaluate the performance of the committee as a whole, the committee’s individual members, and make recommendations to the Compensation and Corporate Governance Committee for changes when appropriate; and provide additional services required by the Board.

APPENDIX B

Approval of the Unallocated Awards under the Company’s Amended and Restated Equity Plan

The resolution, which requires a simple majority vote to be approved, is as follows:

Whereas:

a.

the Board of Directors of the Company (the “Board”) adopted on December 31, 2009 a Share-Based Compensation Plan (the “Equity Plan”) which does not have a fixed maximum number of Common Shares issuable;

b.	the shareholders of the Company last approved the Equity Plan, by a majority of votes cast, on June 14, 2018; and

c.

the rules of Toronto Stock Exchange provide that all unallocated options, rights or other entitlements under a security-based compensation arrangement which does not have a fixed number of maximum securities issuable, be approved every three (3) years.

Be it resolved that:

a.	all unallocated awards under the Amended and Restated Equity Plan be and are hereby approved; and

b.

the Company has the ability to continue granting awards under the Amended and Restated Equity Plan until June 10, 2024, which is the date that is three (3) years from the date of the shareholder meeting at which shareholder approval is being sought; and

c.

any one or more directors or officers of the Company are hereby authorized, for and on behalf of the Company, to take, or cause to be taken, any and all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, instruments, notices, consents, acknowledgments, certificates, assurances and other documents (including any documents required under applicable laws or regulatory policies) as any such director or officer in his or her sole discretion may determine to be necessary or desirable to give effect to the foregoing resolution, such determination to be conclusively evidenced by the taking of any such action or such director’s or officer’s execution and delivery of any such deed, instrument, notice, consent, acknowledgement, certificate, assurance or other document.

B-1

APPENDIX C

Approval of Certain Amendments to the Amended and Restated Equity Plan

Subject to obtaining requisite approval of the resolution set out in Appendix B hereof, the Shareholders will be asked to approve the following resolution, which requires a simple majority vote to be approved:

Whereas:

a.

the Board of Directors of the Company (the “Board”) adopted on December 31, 2009 a Share-Based Compensation Plan (the “Equity Plan”) which does not have a fixed maximum number of Common Shares issuable;

b.

the Board approved an amended and restated Equity Plan on March 15, 2021 (the “Amended and Restated Equity Plan”), in the form attached as Appendix D to this Information Circular, which revises the amendment provision to expand the list of amendments that do not require shareholder approval (including: (i) the acceleration of the expiry of the fixed term of any stock appreciation right; (ii) including or modifying a cashless exercise feature for Options, payable in cash or Common Shares, which provides for a full deduction of the number of underlying Common Shares from the plan maximum; and (iii) effecting amendments necessary to qualify for any intended tax treatment) and to expand the list of amendments that require shareholder approval (including: (x) any amendment that would permit the introduction or reintroduction of non-employee directors as eligible persons on a discretionary basis or any amendment that increases the limits previously imposed on non-employee director participation; (y) any amendment which would allow for the transfer or assignment of awards under the plan, other than for normal estate settlement purposes; and (z) any amendment that increases the length of the period after a blackout period during which Options or stock appreciation rights may be exercised) (collectively, the “Amendment Provision Updates”); and

c.	pursuant to the terms of the Equity Plan, the Amendment Provision Updates require shareholder approval.

Be it resolved that:

a.	the Amendment Provision Updates be and are hereby approved; and

b.

any one or more directors or officers of the Company are hereby authorized, for and on behalf of the Company, to take, or cause to be taken, any and all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, instruments, notices, consents, acknowledgments, certificates, assurances and other documents (including any documents required under applicable laws or regulatory policies) as any such director or officer in his or her sole discretion may determine to be necessary or desirable to give effect to the foregoing resolution, such determination to be conclusively evidenced by the taking of any such action or such director’s or officer’s execution and delivery of any such deed, instrument, notice, consent, acknowledgement, certificate, assurance or other document.

C-1

APPENDIX D

Village Farms International, Inc. Amended And Restated Share-based Compensation Plan

ARTICLE 1

PURPOSE

1.1 Purpose. The purpose of this amended and restated share-based compensation plan of the Corporation is to advance the interests of the Corporation and its Affiliates by encouraging Eligible Persons to increase their proprietary interest in the Corporation and to remain associated with the Corporation, rewarding significant performance achievements and providing Eligible Persons with additional incentive in their efforts on behalf of the Corporation and its Affiliates.

1.2 Effective Date. The effective date of the Plan was December 31, 2009. The Plan was amended and restated effective March 15, 2021.

ARTICLE 2

DEFINED TERMS

2.1	Definitions. The following terms used herein shall have the following meanings:

(a)	“Affiliate” means an entity which is an “affiliate” of the Corporation for the purposes of National Instrument 45-106 Prospectus Exemptions as amended or replaced from time to time;

(b)	“Award” means an Option, Stock Appreciation Right, Restricted Share Unit, Deferred Share Unit, Restricted Stock or other Share-Based Award granted pursuant to the Plan;

(c)	“Award Shares” has the meaning set out in Section 6.1;

(d)

“Black-Out Period” means a time when, pursuant to any policies of the Corporation, any securities of the Corporation may not be traded by certain persons as designated by the Corporation, including any holder of an Award;

(e)	“Board” means the board of directors of the Corporation or, if established and duly authorized to act in respect of the Plan, a committee of the board of directors of the Corporation;

(f)	“Business Day” means any day, other than a Saturday or a Sunday, on which the Exchange is open for trading;

(g)

“Cause” means, with respect to any Participant, (a) in the case where there is an employment or service agreement in effect between the Corporation or any Affiliate and the Participant that defines “cause” (or words of like import) as applicable to the Participant, “cause” as defined under such agreement; or (b) in the case where there is no such agreement in effect:

(i)

the material failure by the Participant to perform his or her duties with or for the Corporation or any Affiliate, other than due to illness, provided that the Participant has been given notice in writing thereof and a reasonable period in which to rectify such failure;

(ii)

theft, fraud, dishonesty or misconduct by the Participant involving the property, business or affairs of the Corporation or any Affiliate or the carrying out of the Participant’s duties with respect to the Corporation or any Affiliate;

(iii)

any material breach or non-observance by the Participant of any term of any employment or service agreement between the Participant and the Corporation or any Affiliate (as applicable), this Plan, the Corporation’s or any Affiliate’s policies applicable to the Participant or any non-competition, non-solicitation, non-disparagement, confidentiality or intellectual property covenants between the Participant and the Corporation or any Affiliate;

(iv)	the failure of the Participant to comply with his or her fiduciary duties to the Corporation or any Affiliate (if any);

(v)	the Participant’s conviction of, or plea of guilty or no contest to, a criminal offence, felony or crime or offence involving moral turpitude; or

(vi)	any other conduct that would be treated by the courts of the jurisdiction in which the Participant is employed to constitute cause for termination of employment;

(h)	“Code” means the U.S. Internal Revenue Code of 1986, as amended or replaced from time to time;

(i)	“Consultant” means an individual or Consultant Company, other than a Director, Officer, Employee or Management Company Employee that:

(i)

is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Corporation or an Affiliate, other than services provided in relation to a distribution of securities;

(ii)	provides the services under a written contract with the Corporation or an Affiliate; and

(iii)	spends or will spend a significant amount of time on the affairs and business of the Corporation or an Affiliate;

(j)	“Consultant Company” means for an individual consultant, a company or partnership of which the individual is an employee, shareholder or partner;

(k)	“Corporation” means Village Farms International Inc., a corporation incorporated under the laws of Canada, and any successor corporation;

(l)	“Deferred Share Units” has the meaning set out in Section 10.1;

(m)	“Director” means a member of the board of directors of the Corporation or of any of its Affiliates;

(n)

“Eligible Person” means any Director, Officer, Employee, Management Company Employee or Consultant of the Corporation or any Affiliate determined by the Board as eligible for participation in the Plan;

(o)	“Employee” means an individual who is considered an employee of the Corporation or its Affiliates for the purposes of applicable income tax legislation;

(p)

“Exchange” means the TSX or, if the Shares are not then issued and posted for trading on the TSX, on such stock exchange in Canada on which such Shares are listed and posted for trading as may be selected for such purpose by the Board;

(q)	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;

(r)	“Fixed Term” means the period of time during which an Option or a Stock Appreciation Right, as applicable, must be exercised pursuant to the terms of the Plan;

(s)	“Insider” has the meaning given under applicable securities legislation, as amended or replaced from time to time, and also includes associates and affiliates of such an insider;

(t)	“ITA” means the Income Tax Act (Canada), as amended, and regulations promulgated thereunder;

(u)

“Management Company Employee” means an individual employed by a person providing management services to the Corporation, who is required for the ongoing successful operation of the business enterprise of the Corporation;

(v)

“Market Price” means the closing price of the Shares on the Exchange on the date immediately preceding the applicable date rounded up to the nearest cent. In the event that such Shares are not then listed and posted for trading on any Exchange, the Market Price in respect thereof shall be the fair market value of such Shares as determined by the reasonable application by the Board of a reasonable valuation method in compliance with Section 409A of the Code and that is acceptable to the Canada Revenue Agency;

(w)	“NASDAQ” means The Nasdaq Stock Market LLC;

(x)	“Offer” has the meaning set out in Section 6.1;

(y)	“Officer” means a senior officer of the Corporation or its Affiliates;

(z)	“Option” means an option granted to purchase Shares for the Option Price under the terms of the Plan;

(aa)

“Option Price” means the price per share at which Shares may be purchased under the Option and based on which the SAR Amount is determined, as the same may be adjusted from time to time in accordance with Article 6 hereof;

(bb)	“Other Awards” has the meaning set out in Section 12.1;

(cc)	“Participant” means an Eligible Person who holds an Award under the terms of the Plan;

(dd)	“Plan” means this amended and restated share-based compensation plan, as may be amended or restated from time to time;

(ee)	“Restricted Share Units” has the meaning set out in Section 9.1;

(ff)	“Restricted Stock” has the meaning set out in Section 11.1;

(gg)	“SAR Amount” has the meaning set out in Section 8.2;

(hh)

“Separation from Service” means with respect to a U.S. Participant a “separation from service” with the Corporation within the meaning of, and that satisfies the requirements of, Section 409A of the Code, including Treasury Regulation § 1.409A-1(h); provided that it shall only include a circumstance where the employee dies, retires or otherwise has a termination of employment;

(ii)

“Shares” mean the common shares of the Corporation as currently constituted or, in the event of an adjustment as contemplated by Article 6, such other shares or securities to which a Participant may be entitled or on which the value of an Award may be based, as a result of such adjustment;

(jj)	“Specified Employee” has the meaning set forth in Section 409A(a)(2)(B) of the Code;

(kk)	“Stock Appreciation Rights” has the meaning set out in Section 8.1;

(ll)

“Termination Date” means the Participant’s last day of actively performing employment duties for the Corporation or an Affiliate, regardless of whether the Participant’s employment has been terminated with or without Cause, with or without notice, lawfully or unlawfully, and does not include any period during, or in respect of, which the Participant is receiving or is entitled to receive payments in lieu of notice, severance pay or damages for wrongful dismissal or otherwise, in each case, under statute, contract, common law or otherwise;

(mm)	“Treasury Regulations” means the United States Treasury Regulations promulgated under the Code;

(nn)	“TSX” means the Toronto Stock Exchange; and

(oo)

“U.S. Participant” means any Eligible Person who is a United States citizen or United States resident alien as defined for purposes of Section 7701(b)(1)(A) of the Code or who holds one or more Awards that are otherwise subject to U.S. federal income taxation under the Code; provided, however, that an Eligible Person shall be a U.S. Participant for purposes of this Plan solely with respect to those affected Awards.

ARTICLE 3

ADMINISTRATION OF PLAN

3.1 General. This Plan shall be administered by the Board, which shall have the power, subject to the specific provisions of the Plan:

(a)	to establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan;

(b)

to interpret and construe the Plan and to determine all questions arising out of the Plan and any Award granted pursuant to the Plan, where every such interpretation, construction or determination made by the Board shall be final, binding and conclusive for all purposes;

(c)	to determine the Eligible Persons to whom Awards are granted and to grant Awards;

(d)	to determine the number of Awards;

(e)	to determine the Option Prices provided that the Option Price shall not be less than the Market Price;

(f)	to determine the time or times when Awards will be granted, vested and exercisable or redeemable;

(g)	to determine if the Shares that are subject to an Award will be subject to any restrictions upon the exercise or redemption of such Award; and

(h)	to prescribe the form of the instruments relating to the grant, exercise, redemption and other terms of Awards.

The power described in this Section 3.1 shall be exercised in accordance with applicable securities laws and rules and policies of the Exchange.

3.2 Award Agreement. Each Participant shall execute an award agreement in the form determined by the Board from time to time. In the event of any inconsistency between the terms of any award agreement and this Plan, the terms of this Plan shall govern.

3.3 Section 409A of the Code. This Plan, and all Awards granted to U.S. Participants hereunder, are intended to comply with the applicable requirements of Section 409A of the Code or to satisfy an exemption therefrom, and shall be construed and administered consistent with such intent. All Awards under the Plan shall be structured in a manner consistent with the requirements of Section 409A of the Code to the extent subject thereto, and payments with respect thereto shall only be made in a manner and upon an event permitted under Section 409A of the Code. A termination of the employment or other professional service of a U.S. Participant shall not be deemed to have occurred for purposes of any provision of the Plan or any award agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A of the Code upon or following a termination of employment or other service unless such termination is also a Separation from Service if the payment thereof prior to a Separation from Service would violate Section 409A of the Code, and, for purposes of any such provision of the Plan or any award agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” “termination of service,” “Termination Date” or like term shall mean a Separation from Service in the case of any U.S. Participant. To the extent required under Section 409A of the Code, payments to a U.S. Participant who is a Specified Employee in connection with and upon or within six months following his or her Separation from Service (other than due to death) shall be postponed and subject to a six-month delay and shall be paid on the first business day of the seventh month following Separation from Service, or if such U.S. Participant dies during the postponement period prior to the payment of postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the personal representative of such U.S. Participant’s estate within 60 days after the date of such U.S. Participant’s death. Except where otherwise expressly provided, to the extent that any provision of the Plan or any award agreement would cause a conflict with the requirements of Section 409A of the Code, or would cause the administration of the Plan or any Award to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law.

ARTICLE 4

SHARES SUBJECT TO THE PLAN

4.1 10% Rolling Plan & Non-Employee Director Limits. Subject to adjustment as provided in Article 6, the Shares to be offered under the Plan shall consist of the Corporation’s authorized but unissued Shares. The aggregate number of Shares to be delivered upon the exercise or redemption of all Awards granted under the Plan shall not exceed the greater of ten percent (10%) of the issued and outstanding Shares at the time of granting of Awards (on a non-diluted basis) or such other number or percentage as may be approved by the Exchange and the shareholders of the Corporation from time to time. Notwithstanding anything herein to the contrary, the aggregate value of all Awards granted to any one non-employee Director in any one year period under all security-based compensation arrangements of the Corporation may not exceed $150,000 (with no more than $100,000 attributable to Options) based on the grant date fair value of the Awards, other than Awards granted in lieu of cash fees payable for serving as a Director.

4.2 Awards to Insiders. Under no circumstances shall this Plan, together with all other security-based compensation arrangements of the Corporation, result, at any time, in:

(a)	the number of Shares issuable to Insiders exceeding ten percent (10%) of the issued and outstanding Shares (on a non-diluted basis); or

(b)	the issuance to Insiders, within a one-year period, of a number of Shares exceeding ten percent (10%) of the issued and outstanding Shares (on a non-diluted basis).

4.3 Exercise or Redemption of Awards. Any exercise of Options or Stock Appreciation Rights or redemption of Awards will make new grants available under the Plan effectively resulting in a re-loading of the number of Shares available to grant under the Plan.

4.4 Awards That Expire or Terminate. If any Award granted hereunder shall expire or terminate for any reason without having been exercised or redeemed in full, the Shares underlying the Award shall again be available for the purpose of the Plan.

4.5 Restrictions on Exercise or Redemption. Notwithstanding any of the provisions contained in the Plan or any Award, the Corporation’s obligation to issue Shares to a Participant pursuant to the exercise or redemption of an Award shall be subject to:

(a)

completion of such registration or other qualification of such Shares as may be required under applicable securities laws, compliance with any applicable NASDAQ rules and regulations, including in respect of obtaining shareholder approval of the Plan (to the extent required under such rules and regulations) and/or obtaining approval of the Exchange or such regulatory authority as the Corporation shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

(b)	the admission of such Shares to listing on the Exchange; and

(c)

the receipt from the Participant of such representations, agreements and undertakings, including as to future dealings in such Shares as the Corporation or its counsel determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

In this connection, the Corporation shall, to the extent necessary, take all reasonable steps to obtain such approvals, registrations and qualifications as may be necessary for the issuance of such Shares in compliance with applicable securities laws and for the listing of such Shares on the Exchange. If any Shares cannot be issued to any Participant for any reason including, without limitation, the failure to obtain necessary shareholder, regulatory or stock exchange approval, then the obligation of the Corporation to issue such Shares shall terminate and any amounts paid by the Participant to the Corporation to exercise or redeem an Award shall be returned to the Participant.

4.6 Non-Assignable. An Award is personal to the Participant and is non-assignable and non-transferable other than in the case of a Participant’s death (subject to applicable laws of descent and distribution). Where an Award is granted to a company wholly-owned by a Participant, such company must agree, at the time of the grant, not to effect or permit any transfer of ownership of the Award or shares of such company, nor issue any additional shares to any individual or entity for so long as the Award remain outstanding to the credit of that company, except with the prior written consent of the Corporation and any required consent of the Exchange and any other applicable regulatory authority.

ARTICLE 5

ELIGIBILITY AND CEASING TO BE AN ELIGIBLE PERSON

5.1 Eligible Persons. Awards may only be granted to Eligible Persons.

5.2 Compliance with Laws. Notwithstanding any provision contained in this Plan, no Participant may exercise or redeem any Award granted under this Plan and no Shares may be issued upon exercise or redemption of an Award unless such exercise or redemption and issuance are in compliance with all applicable securities laws or other legislation of the jurisdiction of residence of such person. Unless the potential Participant is a resident of Canada, the Corporation may require, as a condition of the grant of an Award, that the potential Participant provide a written acknowledgement that the grant of the Award does not violate any such laws. If any provision of the Plan or any Award contravenes any law or any order, policy, by-law, rule or regulation of any regulatory body or stock exchange having jurisdiction or authority over the securities of the Corporation or its Affiliates or the Plan, then such provision may in the discretion of the Board be amended to the extent considered necessary or desirable to bring such provision into compliance therewith. The Corporation is not obligated to grant any Awards, issue any Shares or other securities, make any payments or take any other action if, in the opinion of the Board, in its discretion, such action would constitute a violation by a Participant, the Corporation or any of its Affiliates of any provision of any applicable statutory or regulatory enactment of any government or government agency.

5.3 Termination Date. Subject to Section 5.4, Section 5.5 and any express resolution passed by the Board, all Awards, and all rights to acquire Shares pursuant thereto, granted to an Eligible Person shall expire and terminate immediately upon the Participant’s Termination Date, and no amount shall be payable to the Participant in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

5.4 Circumstances When Options and Stock Appreciation Rights are Exercisable. If, before the expiry of an Option or Stock Appreciation Right in accordance with the terms thereof, a Participant ceases to be an Eligible Person for any reason whatsoever, other than termination by the Corporation for Cause (in which case all unexercised Options and Stock Appreciation Rights (vested or unvested) shall cease immediately), such Options and Stock Appreciation Rights may be exercised, subject to (i) the terms set out in the applicable award agreement, (ii) any determination made by the Board to accelerate the vesting of or to extend the expiry of an Option or a Stock Appreciation Right, and (iii) any other terms of the Plan, by:

(a)

if the Participant ceases to be an Eligible Person due to death, the heirs of the Participant or by legal personal representative(s) of the estate of the Participant at any time within six (6) months following the death of the Participant; or

(b)	if the Participant ceases to be an Eligible Person for any other reason (except a termination for Cause), the Participant at any time within ninety (90) days following the Termination Date.

But, in any case, the exercise of the Option or Stock Appreciation Right must be: (i) prior to the expiry of the Fixed Term of the Option or the Stock Appreciation Right, and (ii) only to the extent that the Option or Stock Appreciation Right was vested and the Participant was otherwise entitled to exercise the Option or Stock Appreciation Right at the Termination Date.

5.5 Another Listed Category. Awards shall not be affected in the event the Participant ceases to fall within a listed category contained in the definition of an “Eligible Person” hereunder where such Participant falls within another listed category of such definition.

ARTICLE 6

CERTAIN ADJUSTMENTS

6.1 Offer for Shares. If a bona fide offer (“Offer”) for Shares is made to the Participant or to shareholders generally or to a class of shareholders which includes the Participant, which Offer, if accepted in whole or in part, would result in the offeror exercising control over the Corporation within the meaning of subsection 1(3) of the Securities Act (Ontario) (as amended from time to time), then the Board may, in its discretion, notify each Participant of the Offer, with full particulars thereof, whereupon, the Board may in its discretion, provide that notwithstanding the terms of the Award, such Award (other than a Deferred Share Unit) may be exercised in whole or in part by the Participant so as to permit the Participant to tender the Shares received upon such exercise (the “Award Shares”) pursuant to the Offer.

6.2 Changes in Shares. In the event of any stock dividend, stock split, combination or exchange of shares, merger, amalgamation, acquisition, divestiture, consolidation, spin-off or other distribution (other than normal cash dividends) of the Corporation’s assets to shareholders, or any other change in the capital of the Corporation affecting Shares, the Board will make such proportionate adjustments, if any, as the Board in its discretion may deem appropriate, in compliance with Section 409A of the Code, the rules and regulations of the Exchange, and paragraph 7(1.4)(c) of the ITA, to reflect such change, with respect to (i) the number or kind of shares or other securities reserved for issuance pursuant to this Plan; (ii) the number or kind of shares or other securities subject to unexercised or unredeemed Awards previously granted; (iii) the Option Price, if applicable, of Awards; and (iv) other value determinations (including performance conditions) applicable to the Plan or outstanding Awards. However, no amount will be paid to, or in respect of, a holder of Deferred Share Units under the Plan or pursuant to any other arrangement, and no Deferred Share Units will be granted to such holder to compensate for a downward fluctuation in the price of the Shares, nor will any other form of benefit be conferred upon, or in respect of, any such holder of Deferred Share Units for such purpose.

6.3 No Fractional Shares. The Corporation will not issue fractional Shares in satisfaction of any of its obligations hereunder.

6.4 Accelerated Exercise or Redemption of Awards. Notwithstanding any other provisions of the Plan, the Board may at any time give written notice to all Participants advising that their respective Awards (other than a Deferred Share Unit) are all immediately exercisable or redeemable and may be exercised or redeemed only within 30 days of such written notice or such other period as determined by the Board and not thereafter and that all rights of the Participants under any Awards (other than a Deferred Share Unit) not exercised or redeemed within such period will terminate at the expiration of such period; provided that with respect to any U.S. Participant, the acceleration of the time or schedule of any payment of compensation under the Plan that is subject to Section 409A of the Code is prohibited, except as provided in the Treasury Regulations and administrative guidance promulgated under Section 409A of the Code.

ARTICLE 7

OPTIONS

7.1 Grant of Options. The Board may grant Options to Eligible Persons; provided, that an Option shall only be granted to a U.S. Participant if, with respect to such U.S. Participant, the Corporation is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code. For further clarity, each Option granted to a U.S. Participant is intended to be a “nonqualified stock option” that does not satisfy the requirements of Section 422 of the Code and that, except as otherwise determined by the Board and acknowledged in an award agreement, is exempt from tax under Section 409A of the Code.

7.2 Option Exercise Term. Options shall be for a Fixed Term and exercisable from time to time as determined in the discretion of the Board at the time of grant, provided that, subject to Section 7.3, no Option shall have a term exceeding ten (10) years (or such shorter period as is permitted by the Exchange from time to time).

7.3 Black-Out Period. Except where not permitted by the Exchange, and subject to Section 409A of the Code in the case of a U.S. Participant, where an Option would expire during a Black-Out Period or (except in the case of a U.S. Participant) within ten (10) Business Days following the end of a Black-Out Period, the term of such Option shall be extended to the date which is ten (10) Business Days following the end of such Black-Out Period.

7.4 Terms of Options. Subject to this Article, the number of Shares subject to each Option, the Option Price, the expiration date of each Option, the extent to which each Option is exercisable from time to time during the term of the Option and other terms and conditions relating to each such Option shall be determined by the Board; provided, however, if no specific determination is made by the Board with respect to any of the following matters, each Option shall, subject to any other specific provisions of the Plan, contain the following terms and conditions:

(a)	the Fixed Term shall be ten (10) years from the date the Option is granted to the Participant; and

(b)

the Option shall vest in installments, with 1⁄3 of such Option exercisable in whole or in part on or after the first anniversary following the grant of the Option, and a further 1⁄3 vesting and becoming exercisable on each of the second and third anniversaries following the grant of the Option.

7.5 Restrictions on Option Price. The Option Price shall in no circumstances be lower than the greatest of: (i) the price permitted by the Exchange; (ii) the price permitted by any other regulatory body having jurisdiction; or (iii) the Market Price.

7.6 Exercise of Options. Subject to the provisions of the Plan and the applicable award agreement, an Option may be exercised from time to time by delivery to the Corporation at its principal office of a written notice of exercise addressed to the Secretary or the Chief Financial Officer of the Corporation in a form approved by the Board from time to time and accompanied by payment in full of the Option Price for the Shares to be purchased together with any associated withholding tax amounts that the Corporation may require the Participant to pay in cash. Upon receipt of payment in full and subject to the terms of this Plan, the number of Shares in respect of which the Option is exercised will be duly issued to the Participant as fully paid and non-assessable. Upon the exercise of any Option with a related Stock Appreciation Right, the corresponding portion of the related Stock Appreciation Right shall be surrendered to the Corporation and cancelled.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1 Grants of Stock Appreciation Rights. The Board may grant rights (“Stock Appreciation Rights”) to Eligible Persons either on a stand-alone basis or in relation to any Option. Where a Stock Appreciation Right is granted in relation to an Option, it shall be a right in respect of the same number of Shares and shall have the same Option Price as the Option. Where a Stock Appreciation Right is granted on a stand-alone basis, the Board shall designate the number of Shares in respect of which the Stock Appreciation Right is granted and shall designate the Option Price, which shall be not less than the Market Price on the date of grant. Notwithstanding anything herein to the contrary, a Stock Appreciation Right shall only be granted to a U.S. Participant if, with respect to such U.S. Participant, the Corporation is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

8.2 Stock Appreciation Rights. A Stock Appreciation Right is the right to the excess, if any, of:

(a)	the Market Price of a Share on the date such Stock Appreciation Right is exercised over

(b)	the Option Price,

multiplied by the number of Shares in respect of which the Stock Appreciation Right is being exercised, less any amount required to be withheld by applicable law (the “SAR Amount”).

8.3 Terms of Stock Appreciation Rights Granted in Connection with an Option. Stock Appreciation Rights granted in relation to an Option shall be exercisable only at the same time, by the same persons, during the same period and to the same extent, that the related Option is exercisable. Upon exercise of any Stock Appreciation Right related to an Option, the corresponding portion of the related Option shall be surrendered to the Corporation and cancelled. In the sole discretion of the Corporation, the Corporation may elect to satisfy the exercise of a Stock Appreciation Right by issuing to the Participant Shares which have a Market Price as at the date of exercise of the Stock Appreciation Right, equal to the SAR Amount.

8.4 Terms of Stock Appreciation Rights Granted on a Stand Alone Basis. Stock Appreciation Rights granted on a stand-alone basis shall be granted on such terms as shall be determined by the Board and set out in the award agreement, provided that the Option Price shall not be less than the Market Price on the date of grant and the Fixed Term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted to the Participant, subject to Section 8.5.

8.5 Black-Out Period. Except where not permitted by the Exchange, and subject to Section 409A of the Code in the case of a U.S. Participant, where a stand-alone Stock Appreciation Right would expire during a Black-Out Period or (except in the case of a U.S. Participant) within ten (10) Business Days following the end of a Black-Out Period, the term of such Stock Appreciation Right shall be extended to the date which is ten (10) Business Days following the end of such Black-Out Period.

8.6 Exercise of Stand Alone Stock Appreciation Rights. Subject to the provisions of the Plan and the applicable award agreement, a Stock Appreciation Right may be exercised from time to time by delivery to the Corporation at its principal office of a written notice of exercise addressed to the Secretary or the Chief Financial Officer of the Corporation together with any associated withholding tax amounts that the Corporation may require the Participant to pay in cash. Upon receipt of the notice and subject to the terms of this Plan, the Corporation shall within ten (10) business days pay to the Participant the SAR Amount in cash or issue to the Participant a number of Shares (disregarding fractions) having an aggregate value, based on Market Price at the date of exercise, equal to the SAR Amount or any combination of payment in cash and issuance of Shares.

ARTICLE 9

RESTRICTED SHARE UNITS

9.1 Grants of Restricted Share Units. The Board may grant rights (“Restricted Share Units”) to Eligible Persons. The Board shall designate the number of Restricted Share Units granted. In all cases, the Restricted Share Units shall be in addition to, and not in substitution for or in lieu of, ordinary salary and wages payable to a Participant in respect of his or her services to the Corporation or an Affiliate.

9.2 Restricted Share Units. A Restricted Share Unit is the right to receive one Share issued from treasury for each Restricted Share Unit redeemed or, at the election of the Corporation, a cash payment equal to the number of Restricted Share Units redeemed, multiplied by the Market Price on the date of vesting or any combination of payment and issuance of Shares, in all cases subject to applicable tax withholdings. When dividends are paid on the Shares, an additional number of Restricted Share Units will be credited to the Participant determined as the amount of the dividend multiplied by the number of Restricted Share Units credited to the Participant at the dividend record date divided by the Market Price on the dividend payment date, which additional number of Restricted Share Units shall be subject to the same vesting, redemption and payment terms as the original Award of Restricted Share Units unless otherwise determined by the Board.

9.3 Terms of Restricted Share Units. Restricted Share Units shall be granted on such terms as shall be determined by the Board and set out in the award agreement.

9.4 Redemption of Restricted Share Units. Subject to the provisions of the Plan and the applicable award agreement, a Restricted Share Unit shall be redeemed and paid (or Shares issued) on, or as soon as practical following, the date the Restricted Share Unit vests, but in any event not later than the earlier of: (i) December 31 of the third year following the year in respect of which they were granted; and (ii) March 15 of the calendar year following the calendar year in which such Restricted Share Units are no longer subject to a substantial risk of forfeiture.

ARTICLE 10

DEFERRED SHARE UNITS

10.1 Grants of Deferred Share Units. The Board may grant rights (“Deferred Share Units”) to Eligible Persons, other than Consultants. The Board shall designate the number of Deferred Share Units granted.

10.2 Deferred Share Units. A Deferred Share Unit is the right to receive one Share issued from treasury for each Deferred Share Unit redeemed or, at the election of the Corporation, a payment equal to the number of Deferred Share Units redeemed, multiplied by the Market Price on the date of redemption or any combination of payment and issuance of Shares, in all cases subject to applicable tax withholdings. When dividends are paid on the Shares an additional number of Deferred Share Units will be credited to the Participant determined as the amount of the dividend multiplied by the number of Deferred Share Units credited to the Participant at the dividend record date divided by the Market Price on the dividend payment date, which additional number of Deferred Share Units shall be subject to the same vesting, redemption and payment terms as the original Award of Deferred Share Units unless otherwise determined by the Board.

10.3 Terms of Deferred Share Units. Deferred Share Units shall be granted on such terms as shall be determined by the Board and set out in the award agreement.

10.4 Redemption of Deferred Share Units. Subject to the provisions of the Plan and the applicable award agreement, a Deferred Share Unit held by a Participant other than a U.S. Participant may be redeemed from time to time by delivery to the Corporation at its principal office of a written notice of redemption addressed to the Secretary or the Chief Financial Officer of the Corporation in a form approved by the Board from time to time, provided that Deferred Share Units may not be redeemed earlier that the date the Participant ceases to hold all positions with the Corporation and may not be redeemed later than December 15 of the year following the year in which the Participant ceased to hold all positions with the Corporation. Upon receipt of the notice and subject to the terms of this Plan, the Deferred Share Unit shall be redeemed.

10.5 Redemption of Deferred Share Units Held by U.S. Participants. Notwithstanding anything to the contrary in this Plan, with respect to any U.S. Participants, all Deferred Share Units shall be redeemed and paid in cash (or Shares issued), less any applicable tax withholdings, within thirty days following such U.S. Participant’s Separation from Service; provided that in the event that a U.S. Participant is a Specified Employee such payment shall be made (or Shares issued) at the time described in Section 3.3 hereof, provided that notwithstanding Section 3.3 hereof such payment shall not be made later than the end of the first calendar year commencing after the year in which the Separation from Service occurred. Any cash payment shall be based on the Market Price of a Share on the date of such U.S. Participant’s Separation from Service.

ARTICLE 11

RESTRICTED STOCK

11.1 Grants of Restricted Stock. The Board may grant shares (“Restricted Stock”) to Eligible Persons.

11.2 Restricted Stock. Restricted Stock is a Share which vests based on the achievement of performance targets, the passage of time or both, and which, during the period in which it is unvested, is subject to such transfer and other restrictions as the Board shall determine.

11.3 Terms of Restricted Stock. Restricted Stock shall be granted on such terms as shall be determined by the Board and set out in the award agreement. Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates (in which case, the certificate(s) representing such Shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the restriction period and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation, to be held in escrow during the restriction period).

11.4 Lapse of Restrictions. Subject to the provisions of the Plan and the applicable award agreement, Restricted Stock may be sold, transferred or otherwise dealt with, only when all restrictions have lapsed, at which time, except as provided in Section 4.6, any legending included pursuant to Section 11.3 shall be removed, and the Shares shall be delivered to the Participant or the Participant’s legal representative.

11.5 Section 83(b) Election. If a U.S. Participant makes an election pursuant to Section 83(b) of the Code in respect of an Award of Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Corporation.

ARTICLE 12

OTHER AWARDS

12.1 Grants of Other Awards. The Board may grant other share-based awards (“Other Awards”) to Eligible Persons. Other Awards shall be granted on such terms as shall be determined by the Board and set out in the award agreement and will be subject to the approval of the TSX.

ARTICLE 13

AMENDMENT PROCEDURE

13.1 Amendment Procedure. The Corporation retains the right to amend or terminate the terms and conditions of the Plan by resolution of the Board. If required, any amendments shall be subject to the prior consent of any applicable regulatory bodies, including the Exchange. Any amendment to the Plan shall take effect with respect to all outstanding Awards on the date of, and all Awards granted after, the effective date of such amendment, provided that in the event any amendment (other than an amendment effected to comply with any applicable regulatory requirements or applicable law, or to qualify for any intended tax treatment) materially and adversely effects any outstanding Awards, it may apply to such outstanding Awards only with the mutual consent of the Corporation and the Participants to whom such Awards have been granted. The Board shall have the power and authority to approve amendments relating to the Plan or to Awards, without further approval of the shareholders of the Corporation, including the following non-exhaustive list of such amendments:

(a)	altering, extending or accelerating the terms and conditions of vesting of any Awards;

(b)

amending the termination provisions of an Award, which amendment shall include determining that any provisions of Article 5 concerning the effect of the Participant ceasing to be an Eligible Person shall not apply for any reason acceptable to the Board;

(c)	accelerating the expiry of the Fixed Term of any Option or Stock Appreciation Right;

(d)	determining adjustments pursuant to Article 6 hereof;

(e)	amending the definitions contained within the Plan, including but not limited to the definition of “Eligible Person” under the Plan except as provided in Section 13.2(e) and Section 13.2(f);

(f)

amending or modifying the mechanics of exercise or redemption of the Awards as set forth in the Plan, including, without limiting the generality of the foregoing, by including or modifying a cashless exercise feature for Options, payable in cash or Shares, which provides for a full deduction of the number of underlying Shares from the Plan maximum;

(g)

effecting amendments of a “housekeeping” nature including, without limiting the generality of the foregoing, any amendment for the purpose of curing any ambiguity, error, inconsistency or omission in or from the Plan;

(h)

effecting amendments necessary to comply with the provisions of applicable laws (including, without limitation, the rules, regulations and policies of the Exchange) or to qualify for any intended tax treatment;

(i)	effecting amendments respecting the administration of the Plan;

(j)	effecting amendments necessary to suspend or terminate the Plan;

provided that no amendment shall be made with respect to any Award of a U.S. Participant if such amendment would cause such Award to be subject to tax under Section 409A of the Code.

13.2 Shareholder Approval. Notwithstanding the foregoing, approval of the shareholders of the Corporation shall be required for the following types of amendments:

(a)	increasing the number of Shares issuable under the Plan, except such increase by operation of Section 4.1 and in the event of an adjustment contemplated by Article 6;

(b)

amending the Plan which amendment could result in the aggregate number of Shares of the Corporation issued to Insiders within any one (1) year period under the Plan together with any other security-based compensation arrangement, or issuable to Insiders at any time under the Plan together with any other security-based compensation arrangement, exceeding ten percent (10%) of the issued and outstanding Shares;

(c)	extending the Fixed Term of an Option or a Stock Appreciation Right, except pursuant to Section 7.3 or Section 8.5, as applicable;

(d)	reducing the Option Price of an Option or cancelling an Option and replacing such Option with a lower Option Price under such replacement Option, except as permitted pursuant to Article 6;

(e)	amending the listed categories contained in the definition of “Eligible Persons” hereunder which would have the potential of broadening or increasing participation in the Plan by Insiders;

(f)

any amendment that would permit the introduction or reintroduction of non-employee directors as Eligible Persons on a discretionary basis or any amendment that increases the limits previously imposed on non-employee director participation;

(g)	any amendment which would allow for the transfer or assignment of Awards under the Plan, other than for normal estate settlement purposes;

(h)	any amendment to this Plan that increases the length of the period after a Blackout Period during which Options or Stock Appreciation Rights may be exercised;

(i)	amending Section 13.1 hereof and this Section 13.2; and

(j)	making any amendments required to be approved by shareholders under applicable law (including, without limitation, pursuant to the rules, regulations and policies of the Exchange).

Notwithstanding the foregoing, any amendment or termination of the Plan shall be such that the Plan continuously meets the requirements of paragraph 6801(d) of the regulations under the ITA or any successor to such provision.

Where required by the policies of the Exchange, the shareholder approval required by this Section 13.2 shall be by the majority vote of the shareholders of the Corporation excluding any votes cast by Insiders who are entitled to participate as Eligible Persons under the Plan or who will specifically benefit from the proposed amendment.

13.3 Conflict. In the event of any conflict between Sections 13.1 and Section 13.2, the latter shall prevail to the extent of the conflict.

ARTICLE 14

GENERAL

14.1 No Rights as Shareholder. The holder of an Award, other than Restricted Stock, shall not have any rights as a Shareholder of the Corporation with respect to any Shares covered by such Award until such holder shall have exercised or redeemed such Award and been issued Shares in accordance with the terms of the Plan (including tender of payment in full of the Option Price of the Shares in respect of which an Option is being exercised) and the Corporation shall issue such Shares to the Participant in accordance with the terms of the Plan in those circumstances.

14.2 No Rights Conferred.

(a)

Nothing contained in this Plan or any Award shall confer upon any Participant any right with respect to continuance as a Director, Officer, Employee, Consultant or Management Company Employee of the Corporation or its Affiliates, or interfere in any way with the right of the Corporation or its Affiliates to terminate the Participant’s employment or other service at any time. No Participant shall be induced to acquire, exercise or settle an Award by expectation of employment or service or continued employment or service.

(b)

Nothing contained in this Plan or any Award shall confer on any Participant who is not a Director, Officer, Employee, Consultant or Management Company Employee any right to continue providing ongoing services to the Corporation or its Affiliates or affect in any way the right of the Corporation or its Affiliates to determine to terminate his, her or its contract at any time.

(c)

Nothing in this Plan may be construed to provide any Participant with any rights whatsoever to compensation or damages in lieu of notice or continued participation in, or entitlements under, the Plan as a consequence of a Participant’s termination of employment or service (regardless of the reason for the termination and the party causing the termination, including a termination without Cause).

(d)	The Plan does not give any Participant any right to claim any benefit or compensation except to the extent specifically provided in the Plan.

14.3 Tax Consequences. It is the responsibility of the Participant to complete and file any tax returns which may be required under any applicable tax laws within the periods specified in those laws as a result of the Participant’s participation in the Plan. The Corporation does not guarantee any particular tax treatment, and shall not be responsible for any tax consequences, to the Participant or any other Person as a result of the Participant’s participation in the Plan or in connection with any Award granted under the Plan. The Corporation shall make any withholdings or deductions in respect of taxes as required by law or the interpretation or administration thereof. In furtherance of the foregoing, and without limitation, the Corporation shall be entitled to make arrangements to sell a sufficient number of Shares to be issued pursuant to the exercise or settlement of an

Award, to require a cash payment from a Participant, or to deduct from other amounts owed by the Corporation or any of its Affiliates to a Participant to fund the payment and remittance of such taxes that are required to be deducted or withheld and any associated costs.

14.4 Compliance with Rule 10b5-1. It is the intent of the Corporation and each Participant that this Plan and any award agreement hereunder shall be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act, including in respect of the exercise of any securities issuable hereunder and in connection with any sale of securities contemplated hereunder for the purpose of satisfying tax withholding obligations.

14.5 No Representation or Liability. The Corporation makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan. Neither the Corporation nor any Affiliate shall be liable to any Participant for any loss resulting from a decline in the market value of the Shares.

14.6 Governing Law. This Plan shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

14.7 Severance. If any provision of this Plan or any agreement entered into pursuant to this Plan contravenes any law or any order, policy, by-law or regulation of any regulatory body or Exchange having authority over the Corporation or this Plan then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith, or if it cannot be so amended without, in the determination of the Board, materially altering the intent of the Plan or applicable agreement, such provision shall be stricken, and the remainder of the Plan and any such agreement shall remain in full force and effect.

14.8 General. The existence of any Award does not affect in any way the right or power of the Corporation to make, authorize or determine any adjustment, recapitalization, reorganization or any other change in the Corporation’s capital structure or its business, or any amalgamation, arrangement, combination, merger or consolidation involving the Corporation, to create or issue any bonds, debentures, Shares or other securities of the Corporation or to determine the rights and conditions attaching thereto, to effect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, or to effect any other corporate act or proceeding, whether of a similar character or otherwise, whether or not any such action referred to in this Section would have an adverse effect on this Plan or any Award pursuant to this Plan.

14.9 Unfunded Plan. This Plan shall be unfunded and the Corporation will not secure its obligations hereunder. To the extent any individual holds any rights under the Plan, such rights (unless otherwise determined by the Board) shall be no greater than the rights of an unsecured general creditor of the Corporation. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended.

14.10 Non-Exclusivity. Nothing contained herein shall prevent the Board from adopting other or additional compensation arrangements for the benefit of any Participant, subject to any required regulatory or shareholder approval.

14.11 Other Employee Benefits. The amount of any compensation received or deemed to be received by a Participant as a result of his or her participation in the Plan will not constitute compensation, earnings or wages with respect to which any other employee benefits or payments of or to that Participant are determined, including, without limitation, benefits or payments under any bonus, pension, profit-sharing, insurance, termination or salary continuation plan or any other employee benefit plans, except as otherwise specifically determined by the Board. Unless required by applicable law, the amount of any compensation received or deemed to be received by a Participant as a result of his or her participation in the Plan shall not be included in the determination of such Participant’s severance entitlement (if applicable).

14.12 Successors and Assigns. The Plan shall be binding on all successors and assigns of the Corporation and each Participant, including without limitation, the legal representative of a Participant, or any receiver or trustee in bankruptcy or representative of the creditors of the Corporation or a Participant.

ARTICLE 15

SHAREHOLDER AND REGULATORY APPROVAL

This Plan shall be subject to the approval of the shareholders of the Corporation to be given by a resolution passed at a meeting of the shareholders of the Corporation, and to acceptance by the Exchange and any other relevant regulatory authority. Any Awards granted hereunder prior to such approval and acceptance shall be conditional upon such approval and acceptance being given, and no such Awards may be exercised unless and until such approval and acceptance is given.

Computershare
8th Floor, 100 university Avenue Toronto, Ontario M5J 2Y1 www. Computershare.com
VILLAGE FARMS INTERNATIONAL, INC.
HGGQ 000001
SAM SAMPLE
123 SAMPLES STREET Security Class SAMPLETOWN SS    X9X X9X COMMON SHARES CANADA
Holder Account Number
C9999999999 IND
———-Fold
Form of Proxy—Annual General and Special Meeting to be held on June 10, 2021
This Form of Proxy is solicited by and on behalf of Management.
Notes to proxy
1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Proxy Statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management. ———-
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Proxies submitted must be received by 1:00 p.m., Eastern Time, on June 8, 2021.
VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!
To Vote Using the Telephone
To Vote Using the Internet
To Receive Documents Electronically
To Virtually Attend the Meeting
• Call the number listed BELOW from a touch tone • Go to the following web site: telephone. www.investorvote.com
• Smartphone?
1-866-732-VOTE (8683) Toll Free
Scan the QR code to vote now.
• You can enroll to receive future securityholder • You can attend the meeting virtually by visiting communications electronically by visiting the URL provided on the back of this proxy www.investorcentre.com.
If you vote by telephone or the Internet, DO NOT mail back this proxy.
Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.
To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.
CONTROL NUMBER    23456 78901 23456
HGGQ_PRX_325546/000001/000001/i

SAM SAMPLE C9999999999 *C9999999999* IND C01 *C9999999999*
Appointment of Proxyholder
I/We being holder(s) of securities of Village Farms International, Inc. (the OR Print the name of the person you are “Company”) hereby appoint: John R. McLernon, or failing this person, appointing if this person is someone
Stephen C. Ruffini, or failing this person, Michael A. DeGiglio, or failing this other than the Management person, Christopher C. Woodward (the “Management Nominees”) Nominees listed herein.
Note: If completing the appointment box above YOU MUST go to http:// www.computershare.com/VillageFarms and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting.
as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General and Special Meeting of shareholders of the Company to be held online at https://web.lumiagm.com/406769687 on June 10, 2021 at 1:00 p.m., Eastern Time, and at any adjournment or postponement thereof.
VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.
For Withhold
For Withhold
1. Election of Directors
01. Michael A. DeGiglio
04. John R. McLernon
02. John P. Henry
05. Stephen C. Ruffini
03. David Holewinski
06. Christopher C. Woodward
———-Fold
For Withhold
2. Appointment of Auditors
Appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.
For Against
3. Ordinary Resolution Approving All Unallocated Options and Share-Based Awards Under the Company’s Amended and Restated Equity
Plan
An ordinary resolution, in the form attached as Appendix B to the Proxy Statement, to approve unallocated awards under the Company’s Amended and Restated Equity Plan, and the Company’s ability to continue granting awards under the Amended and Restated Equity Plan until June 10,
2024.
For Against
4. Ordinary Resolution Approving Certain Amendments to the Company’s Amended and Restated Equity Plan
———-
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An ordinary resolution, in the form attached as Appendix C to the Proxy Statement, to approve certain amendments to the Company’s Amended and Restated Equity Plan.
Signature of Proxyholder Signature(s) Date
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.
Interim Financial Statements—Mark this box if you would Annual Financial Statements—Mark this box if you would like to receive Interim Financial Statements and like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by mail. mail.
If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.
H G G Q 3 2 5 5 4 6 1 P I Z A R 1 9 9 9 9 9

Computershare
8th Floor, 100 university Avenue Toronto, Ontario M5J 2Y1 www. Computershare.com
VILLAGE FARMS INTERNATIONAL, INC.
HGGQ 000002
SAM SAMPLE
123 SAMPLES STREET Security Class
SAMPLETOWN SS    X9X X9X COMMON SHARES
AUSTRALIA
Holder Account Number
*S000002Q01* C9999999999 IND
———-
Fold
Form of Proxy—Annual General and Special Meeting to be held on June 10, 2021
This Form of Proxy is solicited by and on behalf of Management.
Notes to proxy
1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the
Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Proxy Statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management. ———-
Fold
Proxies submitted must be received by 1:00 p.m., Eastern Time, on June 8, 2021.
VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!
To Vote Using the Telephone To Vote Using the Internet To Receive Documents To Virtually Attend the
Electronically Meeting
• Call the number listed BELOW from a touch tone • Go to the following web site: • You can enroll to receive future securityholder • You can attend the meeting virtually by visiting telephone. www.investorvote.com communications electronically by visiting the URL provided on the back of this proxy
www.investorcentre.com.
• Smartphone?
312-588-4290 Direct Dial
Scan the QR code to vote now.
If you vote by telephone or the Internet, DO NOT mail back this proxy.
Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.
To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.
CONTROL NUMBER    23456 78901 23456
HGGQ_PRX_325546/000002/000002/i

SAM SAMPLE C9999999999 *C9999999999*
IND C01 *C9999999999*
Appointment of Proxyholder
I/We being holder(s) of securities of Village Farms International, Inc. (the OR Print the name of the person you are
“Company”) hereby appoint: John R. McLernon, or failing this person, appointing if this person is someone
Stephen C. Ruffini, or failing this person, Michael A. DeGiglio, or failing this other than the Management person, Christopher C. Woodward (the “Management Nominees”) Nominees listed herein.
Note: If completing the appointment box above YOU MUST go to http://
www.computershare.com/VillageFarms and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information
ONLY to provide the appointee with a user name to gain entry to the online meeting.
as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General and Special Meeting of shareholders of the Company to be held online at
https://web.lumiagm.com/406769687 on June 10, 2021 at 1:00 p.m., Eastern Time, and at any adjournment or postponement thereof.
VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.
———-
1. Election of Directors Fold
For Withhold For Withhold For Withhold
01. Michael A. DeGiglio 02. John P. Henry 03. David Holewinski
04. John R. McLernon 05. Stephen C. Ruffini 06. Christopher C. Woodward
For Withhold
2. Appointment of Auditors
Appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.
For Against
3. Ordinary Resolution Approving All Unallocated Options and Share-Based Awards Under the Company’s Amended and Restated Equity
Plan
An ordinary resolution, in the form attached as Appendix B to the Proxy Statement, to approve unallocated awards under the Company’s Amended and Restated Equity Plan, and the Company’s ability to continue granting awards under the Amended and Restated Equity Plan until June 10,
2024.
For Against
4. Ordinary Resolution Approving Certain Amendments to the Company’s Amended and Restated Equity Plan
———-
Fold
An ordinary resolution, in the form attached as Appendix C to the Proxy Statement, to approve certain amendments to the Company’s Amended and Restated Equity Plan.
Signature of Proxyholder Signature(s) Date
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.
Interim Financial Statements—Mark this box if you would Annual Financial Statements—Mark this box if you would like to receive Interim Financial Statements and like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by mail. mail.
If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.
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